SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CURTISS-WRIGHT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Valued Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Curtiss-Wright Corporation to be held on Friday, May 2, 2014, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, commencing at 10:00 a.m. local time.

The Notice of Annual Meeting and the Proxy Statement which follow this letter provide information concerning matters to be considered and acted upon at the annual meeting. We will present a brief report on our business followed by a question and answer period at the annual meeting.

In accordance with rules adopted by the U.S. Securities and Exchange Commission, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Accordingly, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting electronically over the internet or by telephone. The notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.

We know that many of you are unable to attend the annual meeting in person. The proxies that we solicit give you the opportunity to vote on all matters that are scheduled to come before the annual meeting. Whether or not you plan to attend, you can be sure that your shares are represented by promptly voting and submitting your proxy by phone or by internet as described in the following materials, or if you request that proxy materials be mailed to you, by completing, signing, dating, and returning your proxy card enclosed with those materials in the postage-paid envelope provided to you.

On behalf of your Board of Directors, management, and our employees, I would like to express our appreciation for your continued support.

Sincerely,

David C. Adams

President and Chief Executive Officer

CURTISS-WRIGHT CORPORATION

13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the holders of the common stock of Curtiss-Wright Corporation:

Notice is hereby given that the annual meeting of stockholders (the “Annual Meeting”) of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), will be held on Friday, May 2, 2014, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, commencing at 10:00 a.m. local time, for the following purposes:

(1)	To elect eleven Directors;

(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014;

(3)	To approve the Company’s 2014 Omnibus Incentive Plan;

(4)	To hold an advisory (non-binding) vote on Executive Compensation; and

(5)	To consider and transact such other business as may properly come before the Annual Meeting.

Only record holders of the Company’s common stock at the close of business on March 10, 2014, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders will be available for examination by any stockholder(s) at the Annual Meeting and at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, during the ten days preceding the Annual Meeting date.

All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who plan to attend the Annual Meeting in person are nevertheless requested to vote their shares electronically over the Internet or by telephone, or if you receive a proxy card in the mail, by mailing the completed proxy card to make certain that their vote will be represented at the Annual Meeting should they be prevented unexpectedly from attending.

By Order of the Board of Directors,

March 21, 2014	Paul J. Ferdenzi
Vice President, Corporate Secretary
and General Counsel

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVE A PAPER PROXY CARD, PLEASE FILL IN, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Friday, May 2, 2014. A combined Notice and Proxy Statement/2013 Annual Report on Form 10-K and Business Review to security holders are available at: www.proxyvote.com.

CURTISS-WRIGHT CORPORATION

13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277

PROXY STATEMENT

PURPOSE

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Curtiss-Wright Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on Friday, May 2, 2014, at 10:00 a.m. local time, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, and at any adjournments thereof.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. The Company believes this process will help it reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which the Company’s stockholders can access these materials. On or about March 21, 2014, the Company will mail to each stockholder (other than those stockholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including this Proxy Statement and the Company’s 2013 Annual Report on Form 10-K filed with the SEC, on the internet and how to access a proxy card to vote on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. The Company may at its discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including this Proxy Statement and the Company’s 2013 Annual Report on Form 10-K filed with the SEC, to one or more stockholders.

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. A combined Notice and Proxy Statement/2013 Annual Report on Form 10-K and accompanying form of proxy card set forth in Appendix A hereto are being distributed or made available via the internet to the Company’s stockholders on or about March 21, 2014. For information about stockholders’ eligibility to vote at the Annual Meeting, please see “Record Date and Outstanding Stock” below. The cost of the solicitation of proxies will be paid by the Company. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by officers and other employees of the Company. The Company will reimburse banks and nominees for their expenses in forwarding proxy materials to the Company’s beneficial owners.

Proxies. Whether or not you plan to attend the Annual Meeting, the Company requests that you vote prior to the Annual Meeting: (i) via the internet, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, (ii) via telephone, by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or (iii) via mail, by completing, signing, dating and mailing a paper proxy card in a postage-paid return envelope, which a stockholder can request as outlined in the Notice of Internet Availability of Proxy Materials. A control number, contained in the Notice of Internet Availability of Proxy Materials, is designed to verify your identity and allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered directly in your name, you are the holder of record of these shares and the Company is sending a Notice of Internet Availability of Proxy Materials directly to you. As the holder of record, you have the right to vote by one of the three ways mentioned above or in person at the Annual Meeting. If your shares are held in “street name”, your bank, broker or other nominee is sending to you a Notice of Internet Availability of Proxy Materials. As a holder in street name, you have the right to direct your bank, broker, or other nominee how to vote by submitting voting instructions in the manner directed by your bank, broker, or other nominee. If your shares are held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from your bank, broker, or other nominee and bring that proxy to the Annual Meeting.

Broker non-votes. Under the rules of the New York Stock Exchange (“NYSE”), a bank, broker, or other nominee who holds shares in “street name” for customers is precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) in the absence of specific instructions from such customers. The (1) election of Directors (see Proposal One), (2) approval of the Company’s 2014 Omnibus Incentive Plan (see Proposal Three), and (3) advisory (non-binding) vote on Executive Compensation (See Proposal Four) are considered “non-routine” matters under applicable NYSE rules and, therefore, a bank, broker, or other nominee is not entitled to vote the shares of Company common stock unless the beneficial owner has given instructions. As such, there may be broker non-votes with respect to these proposals. On the other hand, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 (see Proposal Two) is considered a “routine” matter under applicable NYSE rules, therefore, a bank, broker, or other nominee will have discretionary authority to vote the shares of Company common stock if the beneficial owner has not given instructions and no broker non-votes will occur with respect to this proposal.

Voting In Accordance With Instructions. The shares represented by your properly submitted proxy received by mail, telephone, Internet or in person will be voted in accordance with your instructions. If you are a registered holder and you do not specify in your properly submitted proxy how the shares represented thereby are to be voted, your shares will be voted:

(1)	“FOR” the election as Directors of the nominees proposed (see Proposal One),

(2)	“FOR” the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014 (see Proposal Two),

(3)	“FOR” the approval of the Company’s 2014 Omnibus Incentive Plan (see Proposal Three), and

(4)	“FOR” the compensation of the Company’s named executive officers under the proposal regarding the advisory (non-binding) vote on Executive Compensation (see Proposal Four).

If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your bank, broker, or other nominee may exercise its discretionary authority to vote on Proposal Two only.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail, telephone, Internet, or in person will be voted in accordance with the judgment of the persons named as proxies.

Signatures in Certain Cases. If a stockholder is a corporation or unincorporated entity such as a partnership or limited liability company, the enclosed proxy should be signed in its corporate or other entity name by an authorized officer or person and his or her title should be indicated. If shares are registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If shares are registered in the name of a decedent, the proxy should be signed by the executor or administrator and his or her title should follow the signature.

Revocation of Proxies. Whether the proxy is submitted via the internet, telephone, or mail, stockholders have the right to revoke their proxies at any time before a vote is taken. If your shares are registered in your name, you may revoke your proxy (1) by notifying the Corporate Secretary of the Company in writing at the Company’s address given above, (2) by executing a new proxy bearing a later date or by submitting a new proxy by telephone or the internet on a later date, provided the new proxy is received by Broadridge Financial Solutions Inc. (which will have a representative present at the Annual Meeting) before the vote, (3) by attending the Annual Meeting and voting in person, or (4) by any other method available to stockholders by law. If your shares are held in street name, you should

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contact the record holder to obtain instructions if you wish to revoke your vote before the Annual Meeting.

Record Date and Outstanding Stock. The close of business on March 10, 2014 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. The only capital stock of the Company outstanding is the common stock, par value $1.00 per share (the “Common Stock”). As of March 10, 2014, there were 48,161,543 shares of Common Stock outstanding constituting all the capital stock of the Company entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held.

Quorum. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Required Vote.

Election of Directors: A plurality of the Common Stock present in person or represented by proxy at the Annual Meeting will elect as Directors the nominees proposed (see Proposal One). However, under our corporate governance guidelines, in an uncontested election where the only nominees are those recommended by the Board, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this policy are set out under “Proposal One: Election of Directors” on page 4 of this Proxy Statement.

Ratification of Deloitte & Touche LLP: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy is required to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm.

Approval of the Company’s 2014 Omnibus Incentive Plan: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and eligible to vote on the proposal is required to approve the Company’s 2014 Omnibus Incentive Plan.

Advisory (non-binding vote) on Executive Compensation: The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and eligible to vote on the proposal is required to approve, on an advisory basis, the compensation of our Named Executive Officers.

Calculating Votes. Under the Delaware General Corporation Law, an abstaining vote and a broker non-vote are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted as having voted either for or against the election of directors listed in Proposal One. With respect to Proposals Two, Three, and Four, abstentions will be counted as votes against such Proposals. Broker non-votes will not be counted as having voted either for or against any of the Proposals.

Dissenter’s Rights of Appraisal. The stockholders have no dissenter’s rights of appraisal under the Delaware General Corporation Law, the Company’s Restated Certificate of Incorporation or the Company’s Amended and Restated By-Laws with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

General Information

At the date of this Proxy Statement, the Board of Directors of the Company (the “Board” or “Board of Directors”) consists of eleven members, nine of whom are non-employee Directors. After extensive discussion, the Board voted on February 11, 2014 to retain John R. Myers and Dr. William W. Sihler as directors for one additional year despite the Board’s vote on May 7, 2011 to retain Messrs. Myers and Sihler as directors for only one year beyond reaching their 75th birthday (the Board previously voted on February 12, 2013 to retain Mr. Myers for an additional year beyond that one year extension). The Board believes that this action is in the best interest of the Company as it was

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concerned that this higher than typical turnover in having to replace two directors in the same year would disrupt the leadership transition and management reorganization of the Chief Executive Officer position from Martin R. Benante to David C. Adams, effective July 29, 2013. This action also retains continuity in Board experience so that the Board’s operations would not be adversely affected in having to replace Messrs. Myers and Sihler and also allows Mr. Adams the benefit of working with Messrs. Myers and Sihler and having an extended opportunity to learn about Board practices and culture.

The Committee on Directors and Governance of the Board of Directors has recommended and our full Board of Directors has nominated David C. Adams, Martin R. Benante, Dean M. Flatt, S. Marce Fuller, Dr. Allen A. Kozinski, John R. Myers, John B. Nathman, Robert J. Rivet, Dr. William W. Sihler, Albert E. Smith, and Stuart W. Thorn, each currently serving Directors, to be elected to the Board for a one year term. Pursuant to the Company’s Restated Certificate of Incorporation and in connection with the promotion of David C. Adams to President and Chief Executive Officer from President and Chief Operating Officer on July 29, 2013, the Board acting through a majority of Directors increased its membership by electing Mr. Adams as a director on July 29, 2013. Additionally, the Board acting through a majority of Directors increased its membership by electing Stuart W. Thorn as a Director on February 11, 2014. The Committee on Directors and Governance used the services of a third-party executive search firm to assist in identifying and evaluating Mr. Thorn as a nominee for Director. Each nominee has indicated his or her willingness to serve. In the event that any nominee should become unavailable for election, the persons named in the proxy may vote for the election of a substitute nominee.

Directors will be elected by a plurality of votes properly cast (in person or by proxy) at the Annual Meeting. This means that a person will be elected who receives the first through eleventh highest number of votes, even if he or she receives less than a majority of the votes cast. Therefore, stockholders who do not vote or withhold their vote from one or more of the proposed nominees and do not vote for another person, will not affect the outcome of the election provided that a quorum is present at the Annual Meeting. However, under our corporate governance guidelines, in an uncontested election of Directors where the only nominees are those recommended by the Board (which is the case for the election of Directors at this Annual Meeting), any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election (a “Majority Withheld Vote”) is required to tender his or her resignation following certification of the stockholder vote. The Committee on Directors and Governance must promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board will act on the Committee on Directors and Governance recommendation within 90 days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the Director’s resignation (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K filed with the SEC. Any Director who tenders his or her resignation pursuant to this provision will not participate in the Committee on Directors and Governance recommendation or the Board action regarding whether to accept or reject the resignation offer.

As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker, or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal One.

Information Regarding Nominees

Set forth below is information with respect to the nominees for Directors. Such information includes the principal occupation of each nominee for Director during, at least, the past five years, as well as a brief description of the particular experience, qualifications, attributes or skills that qualify the nominee to serve as a Director of the Company.

David C. Adams, age 60, has served as President and Chief Executive Officer of the Company since August 2013. Prior to his promotion, he served as President and Chief Operating Officer from October 2012; Co-Chief Operating Officer from November 2008; President of Curtiss-Wright Controls

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from June 2005, and Vice President of the Corporation from November 2005. He has been a Director of the Company since August 2013.

Mr. Adams has been an employee of the Company for more than 13 years, serving in increasing levels of strategic, operational, and managerial responsibility, such as President of the Company’s Controls segment, then Vice President of the Company, then Co-Chief Operating Officer of the Company, then President and Chief Operating Officer of the Company before serving in his present capacity. Mr. Adams’ ability to grow the Company and in-depth knowledge of the Company’s business segments and industries in which they operate, as evidenced by the Company’s strong growth during his tenure as Chief Operating Officer and Chief Executive Officer provides the Company a competitive advantage in continuing to improve long-term performance and increase stockholder value.

Martin R. Benante, age 61, has been the Executive Chairman of the Board of Directors since April 2000 and served as Chief Executive Officer of the Company from April 2000 until his retirement from that position in August 2013. He has been a Director of the Company since 1999.

Mr. Benante has been an employee of the Company for more than 35 years, serving in increasing levels of strategic, operational, and managerial responsibility, such as general manager at the Company’s Target Rock division, then President of the Company’s Flow Control segment, then Vice President of the Company, then as President and Chief Operating Officer of the Company, and then as Chairman and Chief Executive Officer before serving in his present capacity. Mr. Benante’s ability to lead and grow the Company and in-depth knowledge of the Company’s business segments and industries in which they operate, as evidenced by the Company’s strong growth during his tenure as Chief Executive Officer, provides the Company a competitive advantage in continuing to improve long-term performance and increase stockholder value.

Dean M. Flatt, age 63, served as President and Chief Operating Officer of Honeywell International Inc.’s Defense and Space business from July 2005 to July 2008. Prior to that, he served as President of Honeywell International Inc.’s Aerospace Electronics Systems business from December 2001 to July 2005, and also served as President of Honeywell International Inc.’s Specialty Materials and Chemicals business from July 2000 to December 2001. Since May 2010, he has been a member of the Operating Executive Board of JF Lehman & Company, a private equity investment firm. Further, he is serving as a director of Ducommun Incorporated and Industrial Container Services, Inc. (also serving as Chairperson of the Compensation Committee) since January 2009 and January 2012, respectively, and is serving as non-executive Chairman of National Technical Systems, Inc. since January 2014. He has been a Director of the Company since February 2012, and serves as a member of the Audit Committee and the Committee on Directors and Governance.

Mr. Flatt has an in-depth understanding of the aerospace industry, evidenced by his past employment in high level managerial positions at Honeywell International Inc., a leading global supplier of aerospace products, one of the Company’s major markets. In addition, Mr. Flatt has extensive experience in evaluating new business opportunities gained while serving on the executive board of a private equity firm. Furthermore, Mr. Flatt has extensive managerial experience in operating a business at the director level, serving as a current director of Ducommun Incorporated, Industrial Container Services, Inc., and National Technical Systems, Inc. Mr. Flatt’s ability to lead a company at one of the highest levels of management, coupled with his in-depth knowledge of the aerospace industry and private equity investing provides the Company with a competitive advantage in seeking new opportunities and platforms for its aerospace industry products and services, as well as strengthening the ability of the Company to select strategic acquisitions.

S. Marce Fuller, age 53, was the President and Chief Executive Officer of Mirant Corporation from July 1999 to October 2005, and a Director of Mirant Corporation from July 1999 until January 2006. Since October 2001, she has served as a Director of Earthlink, Inc. where she is currently Chairperson of the Leadership and Compensation Committee. She has been a Director of the Company since 2000 and serves as Chairperson of the Executive Compensation Committee, a member of the Audit Committee, and as a member of the Committee on Directors and Governance.

Ms. Fuller has an in-depth understanding of the power generation industry, evidenced by her past employment at Southern Energy and Mirant Corporation, both leading power generation companies. At these companies, Ms. Fuller served at times in increasing levels of managerial responsibility,

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beginning with Vice President at Southern Energy and then as President and Chief Executive Officer of both Southern Energy and Mirant Corporation. Ms. Fuller’s ability to lead a company at the highest level of management, coupled with her in-depth knowledge of the power generation industry, one of the Company’s largest markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its power generation industry products and services.

Dr. Allen A. Kozinski, age 72, served as Group Vice President, Global Refining of BP PLC from 1998 through 2002. He has been a Director of the Company since 2007 and serves as Chairperson of the Committee on Directors and Governance and as a member of the Finance Committee.

Dr. Kozinski has an in-depth understanding of the oil and gas industry, evidenced by his past employment at Amoco Corporation and BP, both leading oil and gas companies. At these companies, Dr. Kozinski served at times in increasing levels of managerial responsibility, beginning with business unit manager and then Vice President, Technology, Engineering and International Development at Amoco, and Group Vice President, Global Refining at BP. Dr. Kozinski’s ability to lead a company’s business segment at a high level of management, coupled with his in-depth knowledge of the oil and gas industry, one of the Company’s largest markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its oil and gas industry products and services.

John R. Myers, age 77, served as Chairman and Chief Executive Officer of Tru-Circle Corporation from June 1999 to July 2003. From 1993 to 1999 he was a limited partner of Carlisle Enterprises, a private equity group, and since 2005 he has served as an Operating Partner of First Atlantic Capital Corporation, a private equity group. From 1994 to May 2002 he served as a Director of Iomega Corporation. He has been a Director of the Company since 1996 and serves as a member of the Executive Compensation Committee and the Committee on Directors and Governance.

Mr. Myers has extensive managerial experience in operating a business at both the officer and director level, evidenced by his service at both Tru-Circle Corporation and Iomega Corporation. In addition, Mr. Myers has an in-depth understanding of the aerospace industry gained while employed by Tru-Circle Corporation, Garrett Aviation Services, and Textron Lycoming Engines, one of the Company’s major markets. Furthermore, Mr. Myers has extensive experience in evaluating new business opportunities gained while working at private equity investment companies. Mr. Myer’s ability to lead a company at the highest level of management and his knowledge of the aerospace industry and private equity investing provides the Company with a competitive advantage in seeking new opportunities and platforms for its aerospace industry products and services, as well as strengthening the ability of the Company to select strategic acquisitions.

Admiral (Ret.) John B. Nathman, age 65, served as commander of U.S. Fleet Forces Command from February 2005 to May 2007. From August 2004 to February 2005, he served as Vice Chief of Naval Operations in the U.S. Navy. From August 2002 to August 2004, he served as Deputy Chief of Naval Operations for Warfare Requirements and Programs at the Pentagon. From October 2001 to August 2002, he served as Commander, Naval Air Forces. From August 2000 to October 2001, he served as Commander of Naval Air Forces, U.S. Pacific Fleet. He has been a Director of the Company since 2008 and serves as a member of the Finance Committee and the Committee on Directors and Governance.

Admiral Nathman’s strong leadership, coupled with an in-depth understanding of U.S. defense spending and military products, evidenced by 37 years of service in high-level commands in the United States Navy, provides the Company a competitive advantage in seeking new opportunities and platforms for its defense industry products and services.

Robert J. Rivet, age 60, was Executive Vice President, Chief Operations and Administrative Officer of Advanced Micro Devices, Inc. from October 2008 to February 2011, and was Executive Vice President, Chief Financial Officer of Advanced Micro Devices, Inc. from September 2000 until October 2009. Since 2009, he has served as a Director of Globalfoundries Inc. He has been a Director of the Company since 2011 and serves as Chairperson of the Audit Committee, a member of the Executive Compensation Committee, and as a member of the Finance Committee.

Mr. Rivet has an in-depth understanding of the preparation and analysis of financial statements based upon his 35 years of financial experience, including nine years as Chief Financial Officer of

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Advanced Micro Devices. In addition, Mr. Rivet led numerous acquisition and divestiture activities while at Advanced Micro Devices and Motorola Corporation. Mr. Rivet’s extensive financial knowledge will be an invaluable asset to the Board in its oversight of the integrity of the Company’s financial statements and the financial reporting process. Additionally, his in-depth understanding of high-technology industries such as the semiconductor business, and experience in mergers and acquisitions provides the Company a competitive advantage in seeking new strategic business opportunities and acquisitions.

Dr. William W. Sihler, age 76, has been the Ronald E. Trzcinski Professor of Business Administration, Darden Graduate School of Business Administration, University of Virginia since 1984. Since 1992, he has served as Director, President, and Treasurer of Southeastern Consultants Group, Ltd. He has been a Director of the Company since 1991 and serves as a member of the Audit Committee and a member of the Finance Committee. Since June 2013, he is also serving as Lead Independent Director of the Company for a term of one year expiring in June 2014, or until his successor is appointed.

Dr. Sihler’s in-depth understanding of financial analysis and financial management, and his ability to assess risk, developed over 43 years from teaching financial analysis and financial management courses at graduate school, is an invaluable asset to the Board in order for it to effectively evaluate risk and oversee financial management for the Company.

Albert E. Smith, age 64, served as Chairman of Tetra Tech, Inc. from March 2006 to January 2008 and has been a director of Tetra Tech since May 2005. He has been a director of CDI Corp. since October 2008. From 2002 to 2005, he served as a member of the Secretary of Defense’s Science Board. Mr. Smith was employed at Lockheed Martin Corp. from August 1985 to January 2005. Mr. Smith served as an Executive Vice President of Lockheed Martin from September 1999 until June 2005. He has been a Director of the Company since 2006 and serves as Chairperson of the Finance Committee and as a member of the Executive Compensation Committee.

Mr. Smith has an in-depth understanding of the aerospace industry, evidenced by his past employment at Lockheed Martin, a leading aerospace company. At Lockheed, Mr. Smith served in high level managerial positions. In addition, Mr. Smith has extensive managerial experience in operating a business at the director level, serving as a current director of Tetra Tech and CDI Corp., both public companies. Mr. Smith’s experience as a director at other public companies and ability to lead a company at one of the highest levels of management, coupled with his in-depth knowledge of the aerospace industry, one of the Company’s largest markets, provides the Company a competitive advantage in seeking new opportunities and platforms for its aerospace industry products and services.

Stuart W. Thorn, age 57, has been the President and Chief Executive Officer of Southwire Company since 2002. Prior to this position, he served as President and Chief Operating Officer of Southwire Company from 2001. From 1998 to 2001, he served as President and Chief Operating Officer and from 1997 to 1998 he served as Chief Financial Officer of Beaulieu of America, Inc. From 1995 to 1997, he served as Vice President, International Finance, of Campbell Soup Company, Inc. He has been a Director of the Company since 2014.

Mr. Thorn’s extensive managerial experience in operating a business at the highest level of management, gained as a long-serving chief executive officer, and substantial financial expertise, gained while having served in various senior financial officer roles, will be an invaluable asset to the Company in assisting its operational improvement strategy and in supporting the Board in its oversight of the integrity of the Company’s financial statements and the financial reporting process.

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Directorships at Public Companies

The following table sets forth any directorships at other public companies and registered investment companies held by each nominee for Director at any time during the past five years.

Name of Director	Company
Dean M. Flatt	Ducommun Incorporated
S. Marce Fuller	Earthlink, Inc.
Albert E. Smith	Tetra Tech Inc.
CDI Corporation

Family Relationships

There are no family relationships between any of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer.

Certain Legal Proceedings

None of the Company’s Directors, executive officers, or persons nominated or chosen by the Company to become a director has been during the past ten years: (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time; (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction or Federal or State authority, permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities, futures, commodities, or banking activities; (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; (v) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (vi) the subject of, or a party to, any sanction or order, not subsequently reversed, suspending, or vacated, of any self-regulatory organization, any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Compensation of Directors

For information concerning compensation of our Directors, please see “Compensation of Directors” on page 51 of this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Guidelines and Compliance

The Board of Directors has adopted corporate governance guidelines that provide the framework for the governance of the Company. The corporate governance guidelines are available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

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The corporate governance guidelines address, among other things, standards for Director independence, meetings of the Board, executive sessions of the Board, committees of the Board, the compensation of Directors, duties of Directors to the Company and its stockholders, and the Board’s role in management succession. The Board reviews these principles and other aspects of governance annually.

Meetings of the Board

The Board has regularly scheduled meetings each year and special meetings are held as necessary. In addition, management and the Directors communicate informally on a variety of topics, including suggestions for Board or committee agenda items, recent developments, and other matters of interest to the Directors. Each Director has full access to management.

A meeting of the Company’s non-employee Directors in executive session without any employee Directors or members of management present is scheduled at every regularly scheduled Board meeting. During 2013, the non-employee Directors met 10 times in executive session. In June 2013, Dr. William W. Sihler was appointed by the Board to serve as Lead Independent Director for such executive sessions for a period of one year expiring in June 2014, or until his successor is appointed. Previously, the Board appointed a Lead Independent Director for each non-employee Director executive session on a rotating basis, with the members of the Board alternating in the position for each meeting. The Lead Independent Director reviews the agenda items from the meeting with all non-employee Directors and leads discussions with the independent Board members and coordinates follow up discussions with management. For a further discussion on the position of Lead Independent Director, please read the section titled “Board Leadership Structure” on page 12 of this Proxy Statement.

Directors are expected to attend all meetings of the Board and each committee on which they serve. In 2013, the Board held 15 meetings and committees of the Board held a total of 21 meetings. During 2013, no Director attended less than 75% of the aggregate number of meetings of the Board of Directors or of the committee or committees on which he or she served, which were held during the period that he or she served.

The Company does not have a formal policy with respect to Director attendance at the annual meeting of stockholders. The Company believes that the potential expense involved with requiring all non-employee Directors to attend the annual meeting of stockholders outweighs the benefit of such attendance because meeting agenda items are generally uncontested, nearly all shares voted are voted by proxy, and stockholder attendance at the meetings is traditionally very low. Accordingly, no non-employee Directors attended the Company’s 2013 annual meeting of stockholders. Martin R. Benante, the Company’s Executive Chairman of the Board and David C. Adams, the Company’s President and Chief Executive Officer, did attend the Company’s 2013 annual meeting of stockholders. Mr. Adams will attend the Company’s 2014 annual meeting of stockholders where he will be available for questions.

Communication with the Board

Stockholders, employees, and other interested parties wishing to contact the Board directly may initiate in writing any communication with: (i) the Board, (ii) any committee of the Board, (iii) the non-employee Directors as a group, or (iv) any individual non-employee Director by sending the communication to Dr. William W. Sihler, c/o Southeastern Consultants Group, Ltd., P.O. Box 5645, Charlottesville, Virginia, 22905. The name of any specific intended Board recipient should be noted in the communication. However, prior to forwarding any correspondence, Dr. Sihler will review such correspondence and, in his discretion, not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

The corporate governance guidelines provide independence standards generally consistent with the New York Stock Exchange listing standards. These standards specify the criteria by which the independence of the Company’s Directors will be determined and require annually the Board to determine affirmatively that each independent Director has no material relationship with the Company

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other than as a Director. The Board has adopted the standards set out in the corporate governance guidelines, which are posted within the Corporate Governance section of the Company’s website at www.curtisswright.com, for its evaluation of the materiality of any Director relationship with the Company. To assist in the Board’s determination, each Director completed materials designed to identify any relationship that could affect the Director’s independence. On the basis of those materials and the standards described above, the Board has determined that the following Directors are “independent” as required by the New York Stock Exchange listing standards and the Board’s corporate governance guidelines: Dean M. Flatt, S. Marce Fuller, Dr. Allen A. Kozinski, John R. Myers, John B. Nathman, Robert J. Rivet, Dr. William W. Sihler, Albert E. Smith, and Stuart W. Thorn. Messrs. Benante and Adams do not meet the corporate governance guidelines independence test and NYSE independence listing standards due to their current position as Executive Chairman and President and Chief Executive Officer of the Company, respectively. There were no other transactions, relationships, or arrangements not otherwise disclosed that were considered by the Board of Directors in determining whether any of the Directors are independent.

All members of the Audit Committee, the Executive Compensation Committee, the Finance Committee, and the Committee on Directors and Governance are independent Directors as defined in the New York Stock Exchange listing standards and in the standards in the Company’s corporate governance guidelines.

Code of Conduct

The corporate governance guidelines contain a code of conduct that applies to every Director. The Company also maintains a code of conduct that applies to every employee, including the Company’s Executive Chairman, Chief Executive Officer, Chief Financial Officer, and Corporate Controller. The Company designed the corporate governance guidelines and the code of conduct to ensure that its business is conducted in a consistently legal and ethical manner. The corporate governance guidelines include policies on, among other things, conflicts of interest, corporate opportunities, and insider trading. The Company’s code of conduct applicable to its employees includes policies on, among other things, employment, conflicts of interest, financial reporting, the protection of confidential information, and insider trading and requires strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The Company will disclose any waivers of the codes of conduct pertaining to Directors or senior financial executives on its website at www.curtisswright.com in accordance with applicable law and the requirements of the NYSE corporate governance standards. To date, no waivers have been requested or granted. The Company’s code of conduct is available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

Board Committees

The Board of Directors has an Audit Committee, an Executive Compensation Committee, a Committee on Directors and Governance, and a Finance Committee. The Board has adopted a written charter for each of these committees. The full text of each charter is available within the Corporate Governance section of the Company’s website at www.curtisswright.com or by sending a request in writing to the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. The current membership of each committee is as follows:

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Director	Audit Committee		Executive Compensation Committee		Committee on Directors and Governance		Finance Committee
Dean M. Flatt	X				X
S. Marce Fuller	X		X	(1)	X
Dr. Allen A. Kozinski					X	(1)	X
John R. Myers			X		X
John B. Nathman					X		X
Robert J. Rivet	X	(1)	X				X
Dr. William W. Sihler	X						X
Albert E. Smith			X				X	(1)

(1)	Denotes Chairperson

Audit Committee. The Audit Committee presently consists of four directors. The Audit Committee met five times during 2013. The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function; the annual independent audit of the Company’s financial statements; the performance, qualifications, and independence of its independent registered public accounting firm; risk assessment and management; and the Company’s compliance and ethics programs.

Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange, Rule 10A-3 under the Securities Exchange Act of 1934, and the Company’s corporate governance guidelines. In accordance with New York Stock Exchange requirements, the Board in its business judgment has determined that each member of the Audit Committee is financially literate, knowledgeable, and qualified to review financial statements. The Board has also determined that at least one member of the Audit Committee, Robert J. Rivet, is an “audit committee financial expert” as defined in the rules of the SEC.

Executive Compensation Committee. The Executive Compensation Committee presently consists of four directors. The Executive Compensation Committee met ten times during 2013. Each member of the Executive Compensation Committee meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

The Executive Compensation Committee determines the compensation of the executive Chairman and President and Chief Executive Officer and recommends to the full Board the compensation levels for the remaining executive officers of the Company. The Executive Compensation Committee also oversees the administration of the Company’s executive compensation programs and reviews and evaluates compensation arrangements to assess whether they could encourage undue risk taking. In fulfilling its responsibilities, the Executive Compensation Committee may retain a consultant. For a discussion concerning the process and procedures for the consideration and determination of executive compensation and the role of executive officers and compensation consultants in determining or recommending the amount or form of compensation, see “Compensation Discussion and Analysis” beginning on page 17 of this Proxy Statement.

Committee on Directors and Governance. The Committee on Directors and Governance presently consists of five directors. The Committee on Directors and Governance met three times during 2013. The Committee on Directors and Governance develops policy on the size and composition of the Board, criteria for Director nomination, procedures for the nomination process, and compensation paid to Directors. The committee identifies and recommends candidates for election to the Board. Each member of the Committee on Directors and Governance meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

Finance Committee. The Finance Committee presently consists of five directors. The Finance Committee met three times during 2013. The Finance Committee, among other things, advises the Board regarding the capital structure of the Company, the Company’s dividend policy, and the

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investment managers and policies relating to the Company’s defined benefit plans. Each member of the Finance Committee meets the independence requirements of the New York Stock Exchange and the Company’s corporate governance guidelines.

Board Leadership Structure

The Company is focused on strong corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Company’s commitment to independent oversight is demonstrated by the independence of all directors, except for our Executive Chairman and President and Chief Executive Officer who is also a director. In addition, as discussed above, all of the members of the Board’s Audit Committee, Finance Committee, Executive Compensation Committee, and Committee on Directors and Governance are independent.

The Board believes that each business is unique, and that therefore, the appropriate board leadership structure will depend upon each company’s unique circumstances and needs at the time. Historically, the positions of Board Chairman and Chief Executive Officer of the Company were held by the same individual, Martin R. Benante. This pattern changed temporarily beginning August 1, 2013 as then Chairman and Chief Executive Officer Mr. Benante began a twenty-one month phased retirement. On July 29, 2013, Mr. Benante retired from the Chief Executive Officer position and David C. Adams, the then Company’s President and Chief Operating Officer, was promoted to the positions of President and Chief Executive Officer and will also serve as a member of the Board. Mr. Benante will remain as Executive Chairman until his full retirement from the Company in April 2015. The Board believes this temporary division of the Chief Executive Officer and Board Chairman positions during this transition period will contribute to the smooth transition of the Company’s top executive leadership position to Mr. Adams, enabling him to focus his time and energy on running the day-to-day operations of the Company at a time when he is relatively new to the role, while at the same time ensuring that Mr. Benante’s valuable experience, wise judgment, and service would remain available to the Company during the transition period. Following completion of the management transition in April 2015, the positions of Chairman and Chief Executive Officer will again reside in one individual, Mr. Adams. The Board believes at that time it will be in the best interests of the Company and its stockholders for one person to serve as Chairman and Chief Executive Officer. Mr. Adams has been an employee of the Company for more than thirteen years, having served in increasing levels of strategic, operational, and managerial responsibility. He possesses in-depth managerial and operational knowledge of the Company and its industries, as well as the issues, opportunities, and challenges it faces. Thus, he will be best positioned to provide direction and highlight issues that ensure the Board of Directors’ time and attention are focused on the most critical matters. In addition, the Board has determined that this leadership structure is optimal because it believes that having one leader serving as both Chairman and Chief Executive Officer fosters decisive leadership, accountability, effective decision-making, and alignment on corporate strategy. Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its stockholders, employees, customers, and suppliers. In light of Mr. Adams’ experience and knowledge of the Company’s business and industries, his ability to speak then as both Chairman and Chief Executive Officer will provide the Company with strong unified leadership.

Mr. Benante fulfills his responsibilities in chairing the Board through close interaction with the Lead Independent Director. In June 2013, the Board determined that its interests would be better served to enhance their focus on corporate governance issues by designating and appointing a Lead Independent Director, and appointed Dr. William W. Sihler to serve in that capacity for a period of one year expiring in June 2014, or until his successor is appointed. Previously, the Board appointed a Lead Independent Director for each non-employee Director executive session on a rotating basis, with the members of the Board alternating in the position for each meeting. The Board has structured the role of its Lead Independent Director to strike an appropriate balance between well-focused and independent leadership on the Board. The Lead Independent Director serves as the focal point for independent Directors regarding resolving conflicts with the Chief Executive Officer, or other independent Directors, and coordinating feedback to the Chief Executive Officer on behalf of independent Directors regarding business issues and Board management. The Lead Independent Director and Chairman are expected to foster a cohesive Board that supports and cooperates with the

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Chief Executive Officer’s ultimate goal of creating stockholder value. In this regard, the Lead Independent Director’s responsibilities include convening and presiding over executive sessions attended only by non-employee Directors, communicating to the Chief Executive Officer the substance of discussions held during those sessions to the extent requested by the participants, serving as a liaison between the Chairman and the Board’s independent Directors on sensitive issues, consulting with the Chairman on meeting schedules and agendas, including the format and adequacy of information the Directors receive and the effectiveness of the meeting process, overseeing the Board’s self-evaluation process, and presiding at meetings of the Board in the event of the Chairman’s unavailability.

The Board believes this governance structure and these practices ensure that strong and independent directors will continue to effectively oversee the Company’s management and key issues related to long-term business plans, long-range strategic issues, risks, and integrity.

Board Role in Risk Oversight

The Board of Directors oversees risk to help ensure a successful business at the Company. While the Executive Chairman, President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and other members of the Company’s senior leadership team are responsible for the day-to-day management of risk, the Board of Directors is responsible for appraising the Company’s major risks and ensuring that appropriate risk management and control procedures are in place.

The Company relies on a comprehensive risk management process to aggregate, monitor, measure, and manage risk. The risk management process is designed to enable the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure, and to elevate certain key risks for discussion at the Board level. The Company’s risk management process is overseen by its Chief Risk Officer. The Chief Risk Officer regularly updates the Audit Committee on the Company’s risk management process. The Chairperson of the Audit Committee then reports to the full Board on the risks associated with the Company’s operations.

While the Board has the ultimate oversight responsibility for risk management processes, various committees of the Board composed entirely of independent directors also have responsibility for aspects of risk management. The Audit Committee of the Board, acting pursuant to its written charter, serves as the principal agent of the Board in fulfilling the Board’s oversight of risk assessment and management. The Audit Committee also performs a central oversight role with respect to financial reporting and compliance risks. The Executive Compensation Committee considers risks in connection with its design of compensation programs for the Company’s employees, including the executive officers. The Finance Committee is responsible for assessing risks related to financing matters such as pension plans, capital structure, and equity and debt issuances. The Committee on Directors and Governance oversees risk related to the Company’s overall governance, including Board and committee composition, Board size and structure, Director independence, ethical and business conduct, and the Company’s corporate governance profile and ratings.

The Board and its committees are kept informed by various reports on risk identification and mitigation provided to them on a regular basis, including reports made at the Board and Committee meetings by management. For example, the Company’s Chief Risk Officer and internal audit function maintain oversight over the key areas of the Company’s financial processes and controls, and report periodically directly to the Audit Committee for the purpose of assessing and evaluating major strategic, operational, regulatory, information management, and external risks in the Company’s business. The Audit Committee then reviews with management such risks and the steps management has taken to monitor, mitigate, and control such risks.

The Board believes that its leadership structure facilitates its oversight of risk by combining Board committees and majority independent Board composition with an experienced Executive Chairman and President and Chief Executive Officer who have detailed knowledge of the Company’s business, history, and the complex challenges it faces. The Executive Chairman and President and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company positions them to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The independent committee chairs and other Directors

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also are experienced professionals or executives who can and do raise issues for Board consideration and review and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the non-management Directors and the Executive Chairman and President and Chief Executive Officer that enhances risk oversight.

Stockholder Recommendations and Nominations for Directors

Stockholder Recommendations. The Committee on Directors and Governance will consider stockholder recommendations for Director nominees. A stockholder desiring the committee to consider his or her Director recommendation should deliver a written submission to the Committee on Directors and Governance in care of the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. Such submission must include:

(1)	the name and address of such stockholder,

(2)	the name of such nominee,

(3)	the nominee’s written consent to serve if elected,

(4)	documentation demonstrating that the nominating stockholder is indeed a stockholder of the Company, including the number of shares of stock owned,

(5)	a representation (i) that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and whether he or she intends to appear in person or by proxy at the meeting, and (ii) whether the stockholder intends or is part of a group that intends to deliver a proxy statement to the Company’s stockholders respecting such nominee or otherwise solicit proxies respecting such nominee,

(6)	a description of any derivative instruments the stockholder owns for which the Company’s shares are the underlying security or any other direct or indirect opportunity the stockholder has to profit from any increase or decrease in the value of the Company’s stock,

(7)	a description of the extent to which the stockholder has entered into any transaction or series of transactions, including hedging, short selling, borrowing shares, or lending shares, with the effect or intent to mitigate loss to or manage or share risk or benefit of changes in the value or price of share of stock of the Company for, or to increase or decrease the voting power or economic interest of, such stockholder with respect to any shares of stock of the Company,

(8)	a description of any proxy, contract, arrangement, understanding, or relationship under which the stockholder has a right to vote any of shares of stock of the Company or influence the voting over any such shares,

(9)	a description of any rights to dividends on the shares of stock of the Company the stockholder has that are separated or separable from the underlying shares of stock of the Company,

(10)	a description of any performance-related fees (other than asset-based fee) the stockholder is entitled to based on any increase or decrease in the value of the shares of stock of the Company or related derivative instruments,

(11)	to the extent known, the name and address of any other stockholder(s) supporting the nomination on the date of the stockholder’s submission of the nomination to the Committee on Directors and Governance,

(12)	any information relating to the nominee and his or her affiliates that would be required to be disclosed in a proxy solicitation for the election of Directors of the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, and

(13)	a description of all direct and indirect compensation, and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships between such nominating stockholder or beneficial owner, if any, on the one hand, and the nominee and his or her respective affiliates or associates, or others acting in concert therewith, on the other hand.

In addition, such submission must be accompanied by a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made. Further, the nominee must also provide a written representation and agreement that such nominee (i) is not and will not become party to (x) any

14

agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that has not been disclosed to the Company, or (y) any agreement, arrangement, or understanding as to how such prospective nominee will act or vote on any issue or question that could limit or interfere with such nominee’s ability to comply with such nominee’s fiduciary duties, (ii) is not and will not become party to any agreement, arrangement, or understanding with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director, that has not been disclosed to the Company, and (iii) in such person’s individual capacity and on behalf of any beneficial owner on whose behalf the nomination is being made, would be in compliance with all applicable corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines of the Company. The Committee may require additional information from the nominee to perform its evaluation.

In its assessment of each potential nominee, the Committee on Directors and Governance will review the nominee’s judgment, experience, independence, and understanding of the Company’s business; the range of talent and experience already represented on the Board; and such other factors that the committee determines are pertinent in light of the current needs of the Company. The committee will also take into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities as a Company Director.

The Committee on Directors and Governance does not have a formal written policy with regard to considering diversity in identifying nominees for directors, but when considering director candidates it seeks individuals with backgrounds and qualities that, when combined with those of the Company’s other directors, provide a blend of skills, experience, and cultural knowledge that will further enhance the Board’s effectiveness. Diversity considerations for a director nominee may vary at any time according to the particular areas of expertise being sought as a complement to the existing Board composition. When the need arises, the Company engages independent search firms to identify potential director nominees according to the criteria set forth by the Committee and assist the Committee in identifying and evaluating a diverse pool of qualified candidates.

The Committee on Directors and Governance annually evaluates the performance of the Board, each of the committees, and each of the members of the Board. It also reviews the size of the Board and whether it would be beneficial to add additional members and/or any new skills or expertise, taking into account the overall operating efficiency of the Board and its committees. If the Board has a vacancy, or if the Committee determines that it would be beneficial to add an additional member, the Committee will take into account the factors identified above and all other factors which the Committee in its best judgment deems relevant at such time.

Stockholder Nominations. A stockholder desiring to nominate a person as Director should deliver a written submission in accordance with the Company’s By-laws to the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. Such submission must include the items listed above under “Stockholder Recommendations and Nominations for Directors”. Stockholder submissions for Director nominees at the 2015 annual meeting of stockholders must be received by the Corporate Secretary of the Company no earlier than January 3, 2015 and no later than February 2, 2015. Nominee recommendations that are made by stockholders in accordance with these procedures will receive the same consideration as recommendations initiated by the Committee on Directors and Governance.

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Audit Committee Report

The Audit Committee of the Company’s Board of Directors consists of four non-employee directors, each of whom the Board has determined (i) meets the independence criteria specified by the SEC and the requirements of Sections 303A.07(a) and applicable sections of the New York Stock Exchange listing standards and (ii) is financially literate in accordance with the requirements of Section 303A.07(b) of the New York Stock Exchange listing standards. The Audit Committee annually reviews

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and reassesses its written charter, as well as selects and retains the Company’s independent registered public accounting firm.

Management is responsible for the financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes. The Audit Committee does not have the duty or responsibility to conduct auditing or accounting reviews or procedures. None of the members of the Audit Committee may be employees of the Company. Additionally, the Audit Committee members may not represent themselves to be accountants or auditors for the Company, or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing for the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States of America and on the representations of the independent accountants included in their report on the Company’s financial statements.

The oversight performed by the Audit Committee does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the discussions that the Audit Committee has with management and the independent accountants do not assure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent accountants are in fact “independent.”

As more fully described in its charter, the Audit Committee is responsible for overseeing the internal controls and financial reporting processes, as well as the independent audit of the financial statements by the independent registered public accounting firm, Deloitte & Touche LLP. As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2013 with management and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also discussed and considered the independence of Deloitte & Touche LLP with representatives of Deloitte & Touche LLP, reviewing as necessary all relationships and services that might bear on the objectivity of Deloitte & Touche LLP, and received the written disclosures and the letter required under Rule 3526 of the PCAOB (Communications with Audit Committees Concerning Independence) from Deloitte & Touche LLP. The Audit Committee provided to Deloitte & Touche LLP full access to the Audit Committee to meet privately and Deloitte & Touche LLP was encouraged to discuss any matters they desired with the Audit Committee and/or the full Board of Directors.

The opinion of Deloitte & Touche LLP is filed separately in the 2013 Annual Report on Form 10-K and should be read in conjunction with the reading of the financial statements.

Based upon the Audit Committee’s review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements and footnotes be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Robert J. Rivet, Chairperson
Dean M. Flatt
S. Marce Fuller
Dr. William W. Sihler
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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) details the Executive Compensation Committee’s (“Committee”) decisions regarding the compensation programs and practices as they relate to the Company’s Named Executive Officers (“NEOs”). In 2013, the Company’s NEOs were Martin R. Benante, Executive Chairman, David C. Adams, President and Chief Executive Officer, Glenn E. Tynan, Vice President and Chief Financial Officer, Thomas P. Quinly, Vice President and Chief Operating Officer, and Michael J. Denton, Vice President, General Counsel, and Corporate Secretary. This CD&A includes:

•	An Executive Summary, including compensation program refinements for 2014

•	Summary of 2013 Company Performance, Impact on Incentive Payouts, and the link between Pay and Performance

•	2013 Compensation Components and Compensation Philosophy

•	2013 Compensation Decisions and How Those Decisions Were Made, including compensation program refinements for 2014

Executive Summary

At the 2013 Annual Meeting of stockholders, approximately 78% of the shares voted in favor of the Company’s executive pay programs (commonly known as “Say on Pay”). In response, the Company conducted a number of discussions with investors and proxy advisors to obtain their feedback on the Company’s pay programs. As in 2013, management reached out to the Company’s 20 largest shareholders to review this year’s changes to the Company’s executive compensation program. The Company considers this input critical and has continued to refine the Company’s executive compensation program and practices to address stockholders’ concerns. For example, for 2013, the Committee refined the short-term incentive plan to measure performance against targets that were rigorously determined through analysis of internal and external historical and prospective performance of the Company relative to its peers. This internal goal-setting process ensures that the Committee has set rigorous targets, while also providing good line of sight to the goals and alignment of goals between management and other participants. In addition, the Committee continued to move executive pay toward a median (50th percentile, i.e., “P50”) market positioning strategy. Consistent with this commitment, no annual base salary increases were granted to Messrs. Benante, Tynan, and Denton. Mr. Adams received a 16% increase in base salary in 2013 because he was promoted from Chief Operating Officer to President and Chief Executive Officer of the Company. Mr. Quinly received a 41% increase in base salary to recognize his outstanding performance and growth of the Controls business segment as well as his promotion to Chief Operating Officer of the Company. Both these increases reflect approximately the 50th percentile of both market and peers.

In addition, the Committee further refined the Company’s executive compensation program for 2014 by (i) changing the incentive performance measures to enhance emphasis on operational excellence and overall margin improvement, (ii) lowering the maximum payout for 75th percentile performance consistent with peer practices, (iii) lowering the threshold payout for 25th percentile performance consistent with peer practices, (iv) strengthening threshold performance requirements to meet at a minimum 2013 performance levels, and (v) adopting a performance measure that customarily is disclosed in the Company’s financial filings such as return on invested capital (“ROIC”) and is therefore a more transparent performance measure to shareholders and analysts so they can better track executive payouts against Company performance.

The additional changes made to the executive pay program discussed above and in the tables below were implemented on a prospective basis, effective November 2013. Because the changes are prospective, the changes do not affect awards made in previous years. Incentive compensation awards and targets granted and established on or after November 2013 are based on Company performance starting in 2014 and subsequent years, as applicable. Therefore, the total compensation amounts shown in the Summary Compensation Table below include amounts not only for the new equity grants (to be paid as earned in the future), but also for cash payouts of awards made under the prior executive compensation program, which represent the majority of the total amounts shown in that table. This is pointed out to underscore the fact that the current and future executive compensation program is much different than the one prior to 2013, but the amounts reported still reflect certain cash payouts made

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under the prior LTIP program, which were based largely on attainment of aggressive internal growth and ROIC performance goals.

Executive Compensation Changes Made from 2012 to 2013 and from 2013 to 2014

As discussed briefly above and in greater detail in last year’s Proxy Statement, the Committee implemented numerous changes to the Company’s 2012 and 2013 executive compensation plans following the negative Say on Pay vote at the 2011 Annual Meeting of stockholders. These changes were intended to bring executive pay into closer alignment with the Company’s overall performance as well as with its performance versus peers.

In the latter half of 2012 and early 2013, the Committee met frequently with Farient Advisors, LLC (the Committee’s independent external executive compensation consultant) and management to consider further improvements in the executive compensation plan design and philosophy for 2013. In doing so, the Committee reviewed the Company’s performance relative to plan and peers, the compensation practices of its peers, competitive data provided by Farient Advisors, as well as shareholder input. Based on this review, the Committee decided to implement a number of changes in 2013. These changes and the rationale for them are summarized in the chart below.

Pay Element	Past Practices	Changes in 2012	Changes in 2013	Rationale

Pay Positioning	• Target pay at 75th percentile	• Target pay at 50th percentile – NEOs MICP/LTI targets reduced accordingly	• No change	• Better pay for performance alignment and more consistent with peer practice

MICP	• 60% Financial Measures – Adjusted Operating Income (“AOI”) vs. target • 40% Individual MBOs	• 80% Financial Measures – AOI Margin vs. peers – Cash Flow (“CF”) from Ops Conversion vs. Peers • 20% Individual MBOs	• 80% Financial Measures – AOI vs. target – Operating CF vs. Target • 20% Individual MBOs

•  Measures that link to value

•  Internal targets provide better line of sight

•  Better alignment between executives and others

•  Lower weighting on subjective factors (MBOs)

•  Practical issues with peer comparisons around reporting

LTI Mix	• 20% Options • 20% RSUs • 30% PSUs • 30% Cash-Based PU	• 0% Options • 30% RSUs • 30% PSUs • 40% Cash-Based PU	• 0% Options • 30% RSUs • 40% PSUs • 30% Cash-Based PU	• Increased weightings on performance-based LTI (no options, additional PU and PSUs) • Increased weightings on performance-based LTI with direct tie to shareholder value (PSUs)

PSU Measures	• 50% Net Income (“NI”) vs. target • 50% NI Margin vs. peers	• 100% Total Stockholder Return (“TSR”) vs. peers	• 100% TSR vs. peers	• Relative TSR works well and is aligned with shareholders

Cash PU Measures	• 50% ROC vs. target • 50% Sales Growth vs. target	• 50% ROC vs. peers • 50% Sales Growth vs. peers	• 50% RONA vs. target • 50% Sales Growth vs. target • Corporate executives at CW level, BU executives at BU level	• RONA measure consistent with BU measure: easier to test externally • Practical issues with peer comparisons around reporting

Other	• CEO had single trigger Change in Control (“CIC”) provision • No burn rate commitment	• CEO forfeited single trigger • Eliminated future CIC agreements with gross-ups • Commitment to keep burn rate close to 2%	• No change from 2012 • No change from 2012	• Consistent with current “good governances” practices for severance/CIC • Desire to control dilution

SOP	• “Yes”: 37%	• “Yes”: 96%	• “Yes”: 78%
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The Committee repeated this process in 2013 and early 2014, and has made additional changes to the executive pay programs for 2014, as set forth in the table below.

Pay Element	Changes in 2013	Changes for 2014	Rationale

Pay Positioning	• Target pay at 50th percentile – NEOs MICP/LTI targets reduced accordingly	• No change from 2013	• Better pay for performance alignment

MICP	• 80% Financial Measures – AOI vs. target – Operating CF vs. target • 20% Individual MBOs	• 80% Financial Measures – AOI vs. target – AOI Margin vs. target – Working Capital (% of Sales) vs. target • 20% Individual MBOs

•  Adding OI margin emphasizes strategic focus on operational excellence and overall margin improvement

•  Substituting working capital for operating CF increases focus on key driver of operating CF

•  Measuring at CW level simplifies MICP program and supports team outcomes

LTI Mix	• 0% Options • 30% RSUs • 40% PSUs • 30% Cash-Based PU	• No change from 2013	• 70% of LTI mix is now directly performance-based • 40% is directly tied to relative total shareholder value

PSU Measures	• 100% TSR vs. peers

•  No change to TSR measure

•  Threshold payout changed to 25% of target (from 50%) for 25th percentile performance

•  Maximum performance goal changed to 75th percentile (from 90th percentile) for 200% payout

•  Relative TSR works well and is aligned with shareholders

•  Lower threshold payout for 25th percentile performance more consistent with peer practices

•  Lower maximum performance goals for 200% payout more consistent with peer practices

Cash PU Measures	• 50% RONA vs. target • 50% Sales Growth vs. target • Corporate officers measured at CW level, BU officers at BU level	• 50% ROIC vs. target • 50% Organic Sales Growth vs. target • Financial performance for all officers except COO measured at CW level; COO measured at Segment level	• ROIC measure is readily understood and easily tracked by investors

Other	• Prior CEO, Mr. Benante voluntarily forfeited single-trigger CIC provision in 2012 • Eliminated future CIC agreements with excise tax gross- ups in 2012 • Commitment to keep burn rate close to 2%	• New CEO has double-trigger CIC provision • No change from 2013	• Consistent with current “good governances” practices for severance/CIC • Desire to control dilution

For 2014, the Committee and management once again followed the rigorous goal setting process established in 2013 to test the validity of the Company’s performance objectives. In reviewing and setting performance targets, the Committee considered a number of historical and prospective data from internal and external sources, including:

•	Historical and planned Company performance;

•	Historical peer performance and analyst estimates of prospective performance; and

•	The Company’s cost of capital

The goals set by the Committee are designed to gear 50th percentile pay to 50th percentile performance, and/or require significant improvement in performance in order to justify target pay.

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The following chart detailed how the Company compares against the peer group using TSR as of December 31, 2013:

SUMMARY OF 2013 COMPANY PERFORMANCE, IMPACT ON INCENTIVE PAYOUTS,
AND THE LINK BETWEEN PAY AND PERFORMANCE

2013 Company Performance

The Company’s financial results in 2013 were strong. Net sales of $2.5 billion increased 20% from the prior year, driven by solid demand for the Company’s highly engineered products and services, particularly in the Company’s commercial end markets.

Similarly, the Company’s operating performance was strong, as it generated a 45% increase in operating income and 160 basis points in margin expansion to 9.3%, based on improvements in all three of the Company’s operating segments. The Company’s net earnings from continuing operations rose 50% to $138 million, or $2.88 per diluted share.

The Company’s free cash flow, defined as cash flow from operations less capital expenditures, was $166 million for 2013, equating to a much improved 120% cash conversion (based on net earnings from continuing operations).

2013 Incentive Payouts

The Committee believes the cash incentive compensation payouts made for fiscal 2013 to the NEOs reflect the Company’s commitment to pay for performance. As summarized in the charts below, the Company performed slightly above its stated targets. With respect to specific incentive plan performance measures for fiscal year 2013, the Company’s performance on a market driven basis was slightly above target (P50). This contributed to slightly above target awards earned in the Company’s annual incentive compensation plan driven primarily by the improved performance of Flow Control and Controls segments and the addition of new participants from acquired business units as more fully described in the “Annual Incentive Compensation” section of this Proxy Statement. For fiscal years 2011—2013, the three-year period that determined cash awards under the Company’s long-term incentive plan (“LTIP”), the Company and each of its operating segments three-year average annual sales growth were above their respective growth and Return on Capital targets. This resulted in slightly above target awards earned in the Company’s LTIP primarily driven by the Company’s acquisition growth strategy over the last three years as more fully described in the “Long-Term Incentive Program” section of this Proxy Statement.

Pay and Performance Alignment

In 2013, the Committee requested that Farient Advisors evaluate the relationship between the Company’s executive pay and performance over time focusing on the CEO. To do this analysis, Farient Advisors relied on the Company’s peer group established at the beginning of 2013 (covered in the

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section titled “2013 Compensation Components and Compensation Philosophy”), and used Farient Advisors alignment methodology to test whether the Company’s Total Direct Performance-Adjusted CompensationTM (PACTM) for the CEO is: (1) reasonable for the Company’s revenue size, peer group, and TSR performance; and (2) sensitive to the Company’s TSR over time, given that TSR is an objective, transparent measure that stockholders generally rely upon when conducting a long-term pay-for-performance evaluation. PAC measures compensation outcomes after performance has occurred, rather than target compensation, which represents “expected” compensation before performance has occurred. Farient Advisors compared the CEO’s PAC (including actual salary, actual short-term incentive awards, and performance-adjusted long-term incentive values) over rolling 3-year periods to TSR for the same rolling 3-year periods, and tested the results against those same variables for companies in the Company’s peer group. The Company’s PAC was then compared to a range of values, as indicated by the upper and lower boundaries on the chart below. This range is known as the “Alignment Zone,” and it indicates the reasonable range of pay outcomes for the performance delivered based on the Company’s size and the historical pay-for-performance experience of the peer group. All PAC values on the chart, current and historical, for both the Company as well as for the companies in the peer group, are adjusted to reflect the Company’s size of approximately $2.5 billion in revenue as of December 31, 2013.

As indicated in the chart below, Farient Advisors’ analysis of the Company’s pay for performance indicates that the CEO’s compensation outcomes for the three-year periods ending 2012, as well as the most recent year ending 2013, were reasonable relative to the Company’s peers and the performance delivered, underscoring the appropriateness of the executive compensation program.

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Curtiss-Wright Corporation CEO Total Direct PACTM

Pay for Performance Alignment for Three Year

Periods Ending in Year Shown

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2013 COMPENSATION COMPONENTS AND COMPENSATION PHILOSOPHY

The table below briefly summarizes each of the Company’s 2013 compensation components, its purpose, and its relationship to the Company’s compensation philosophy, a more detailed description of which is set forth later in this CD&A. When establishing the various forms and levels of compensation, the Company considers each element collectively and individually to assure that overall total compensation program design is appropriate in their view.

Compensation Component	Purpose		Relationship to Compensation Philosophy

Base Salary	•	Provides fixed compensation based on responsibility level and position held and market value	•	Necessary to attract and retain NEOs
			•	Provides a fixed level of compensation to meet basic obligations
Annual Incentive Compensation	•	Motivates and rewards for achieving short-term (annual) business objectives that are linked to the Company’s overall business strategy	•	Motivates NEOs to achieve financial and significant other goals aligned with investor expectations
			•	Aligns potential incentive payments with external competitive data
Long-Term Incentive Program	•	Encourages retention, motivates and rewards for achieving longer-term (3 year) business objectives that are linked to the Company’s overall business strategy and stock price performance and total return to stockholders	•	Motivates NEOs to achieve financial goals that drive total stockholder return through three components—performance restricted stock units, cash-based performance units, and restricted stock units
			•	Promotes stock ownership and aligns potential incentive payments with stockholder interests
			•	Reduces adjustments and replaces RONA with ROIC for the cash piece to provide more transparency and consistency between corporate and business unit measures
Employee Stock Purchase Plan	•	Allows substantially all full time employees the ability to set aside money to purchase shares of the Company	•	Promotes stock ownership and aligns employees with stockholder interests
Executive Deferred Compensation Plan	•	Permits deferral of compensation in excess of 401(k) statutory limits for tax advantaged savings	•	Competitive to attract and retain NEOs
			•	Allows executive to provide for an increased level of savings.
Restoration (Pension) Plans	•	Provides a solid means of retirement income financial security so that employees are able to retire	•	Supportive to attract and retain NEOs. Our traditional pension plan is closed to new entrants given market is moving away from these plans

	•	Promotes long-term retention of key executives by providing an increasing value tied directly to length of service
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Compensation Component	Purpose		Relationship to Compensation Philosophy
Limited Executive Perquisites	•	Provides a competitive level; business-related benefit to our Company and assists with key aspects of employment: health and financial wellness	•	Supportive to attract and retain NEOs
Post-Employment Agreements	•	Delivers temporary income following a NEO’s involuntary termination of employment. In the case of change in control, permits continuity of management	•	Supportive to attract and retain NEOs
Special Retention Agreements	•	Provides stability and retention of key executives to support the Company’s succession planning at the senior management level	•	Retain key executives for future leadership roles

Compensation Philosophy

The Company’s compensation philosophy and objectives as established by the Committee include:

•	Offer an executive compensation program that is competitive and that helps us attract, motivate, and retain top performing executives;

•	Target pay levels at 50th percentile of comparable companies within our broad industries for 50th percentile performance;

•	Link compensation to performance through a pay-for-performance philosophy that includes a significant portion of our NEO’s variable compensation tied to achievement of strategic financial goals; and

•	Align the interests of our executives and stockholders through equity-based compensation and share ownership guidelines. A significant portion of our equity-based compensation is variable, based on defined performance goals linked to our corporate strategy with an emphasis on relative TSR.

Principles of executive compensation framework—compensation mix

In determining both the amount and mix of compensation for fiscal 2013, the Committee, with assistance from Farient Advisors and management analysis compared each NEO’s total direct compensation (TDC), i.e. base salary, annual incentive compensation targets, and long-term incentive compensation targets, to relevant industry market data points and peer group data for that NEO’s position. For fiscal 2013, the Committee determined, with the approval of the Board of Directors that all pay components including base salary, annual incentives, and long-term incentives should be targeted at the 50th percentile (median) of the Company’s relevant market and peer data with upside and downside potential tied to corresponding performance. As a result, the NEOs’ actual TDC could be either significantly more or significantly less than the median TDC of the Company’s relevant market data depending on the level of performance attained. For fiscal 2013, the Committee conducted its annual review of all the above components of compensation, plus retirement benefits, perquisites and other benefits, and severance protection for each NEO.

Principles of executive compensation framework—peer group

In 2013, the Committee considered compensation and other benefits provided to positions within comparable companies. The Committee analyzed peer and market data, but placed more focus on larger, relevant survey data from Towers Watson, Aon Hewitt, and Mercer. For the positions of CEO

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and CFO, the Committee primarily focused on the comparable data derived from Company’s peer group, and secondarily relied on the market survey data. The peer group data, while marginally useful for pay analysis, is most representative of competitors with similar product lines and in the same markets and industries. Peer group performance therefore is a key relative measure for the Company’s annual incentive plan and performance-based long-term incentive plan metrics. In 2013, the Committee, with guidance from Farient Advisors and management, modified the peer group for performance periods commencing January 1, 2014. The final peer group selected by the Committee consists of the following companies:

•	AAR Corp.	•	Kaman Corporation
•	Actuant Corporation	•	Moog Inc.
•	Applied Industrial Technologies, Inc.	•	Mueller Water Products, Inc.
•	Barnes Group Inc.	•	Orbital Sciences Corp.
•	BE Aerospace Inc.	•	Rockwell Collins Inc.
•	CIRCOR International, Inc.	•	Spirit AeroSystems Holdings Inc.
•	Crane Co.	•	Teledyne Technologies Inc.
•	Cubic Corporation	•	Triumph Group, Inc.
•	EnPro Industries, Inc.	•	Woodward, Inc.
•	Esterline Technologies Corp.
•	Flowserve Corp.
•	GenCorp Inc.
•	Hexcel Corp.
•	IDEX Corporation

The Committee’s policy is to review the composition of the peer group with its independent external compensation consultant and management periodically and to adjust the group in response to changes in the characteristics of the Company and/or companies in the peer group. Farient Advisors also provided additional guidance using proprietary information. In establishing executive compensation, the Committee considers all of these sources of data with an emphasis placed on the most comprehensive and reliable to fit the structure and positions of the Company.

2013 Compensation Decisions and How Those Decisions Were Made

Moving NEO Compensation to the 50th Percentile

With respect to 2013 versus 2012, total compensation levels at target have been further reduced (other than the two exceptions described in the Executive Summary above in this CD&A) to continue to implement the Company’s new compensation philosophy as set forth in the table below.

	MICP Target %					LTI Target %(1)
Position	2011	2012	2013	2014	2014 Market Median	2011	2012	2013	2014	2014 Market Median
Executive Chairman (Benante) Chairman 07/13 to Present CEO Before 07/13	105%	105%	105%	105%	NA	375%	285%	270%	200%	NA
President & CEO (Adams) CEO 07/13 to Present COO Before 07/13	90%	85%	85%	100%	100%	260%	240%	240%	270%	275%
COO (Quinly) COO 10/13 to Present President CW Control Before 10/13	75%	75%	75%	75%	80%	195%	195%	185%	200%	200%
V.P. – Finance (CFO)(Tynan)	80%	75%	75%	75%	70%	250%	210%	185%	185%	160%
VP, Gen’l Counsel & Sec’y (Denton)	70%	60%	60%	60%	60%	185%	130%	130%	130%	110%

(1)	Represents LTI grant made November prior to FY noted (i.e., 2014 LTI noted is based off November 2013 grant)
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Base Salary

Base salary is intended to compensate the NEOs for performance of core job responsibilities and duties. The Company seeks to attract and retain executive talent by offering competitive base salaries. Base salary drives other pay components in that it is used to determine target values for annual incentive compensation, long-term incentive compensation, retirement benefit calculations, severance protection, and change-in-control benefits (each described below).

The Committee evaluates NEO salaries annually and makes recommendations to the Board that reflect the value of the position measured by competitive market data, the NEOs’ individual performance, and the individual’s longer-term intrinsic value to the Company. The Committee also considers the recommendations of management and the independent external compensation consultant as to the appropriate target salary levels for the NEOs and the acceptable range of salaries above and below the statistical market data median. As discussed above, the Committee currently targets the NEOs’ base salaries at the 50th percentile of the market data.

For 2013, base salaries were in line with the 50th percentile and accordingly not increased (except for Messrs. Adams and Quinly, due to their promotions). The Committee does intend to move Mr. Adams’ salary closer to the 50th percentile of his peers. Otherwise, salaries are not anticipated to increase in 2014, unless the NEO has a significant change in job responsibilities, promotion, or unexpected shift in the market rate of pay.

Annual Incentive Compensation

For 2013, the NEOs participated in the 2005 Curtiss-Wright Modified Incentive Compensation Plan, as amended (“MICP”), approved by the Company stockholders in May 2011.

Consistent with the principle that the NEOs should be motivated to achieve results that improve stockholder value, the Company believes that an important portion of the overall cash compensation for the NEOs should be contingent upon the successful achievement of certain annual corporate financial and individual goals and objectives. Accordingly, 80% of the NEO’s annual incentive target is tied to corporate financial performance, while the remaining 20% is tied to significant individual goals and objectives approved by the Committee and the Board of Directors.

Annual incentive compensation (MICP) is an essential, competitive part of the Company’s compensation program because it rewards the NEOs for achievement of short-term business and individual performance goals. Unlike fixed base salaries, MICP awards are variable based upon performance against measurable goals. The annual incentive compensation motivates executives to accomplish objectives that support strong annual operating and financial performance deemed critical for the ongoing performance of the Company. MICP compensation relates directly to certain other components of the Company’s executive compensation program. For example, MICP compensation is included in the formulae used to determine some retirement benefits and change-in-control benefits (each described below).

Annual MICP financial performance goals are developed through an iterative process including consideration of the Company’s five year strategic plan, annual budgeting, and the Company’s compensation structure, as well as other external data sources as stated above. Financial performance targets, which represent 80% of the total MICP opportunity, are established using industry norms, historical trend information, various economic and market data, and profit margins and sales forecasts. Individual goals, which represent the remaining 20% of the MICP opportunity, are developed independently between the respective NEO and the CEO and then presented, along with their rationale, to the Committee for consideration and approval. The CEO’s individual goals are established with the Committee’s input and approval while the Board approves all other NEOs individual goals. Individual goals are tied to strategic business needs for the coming year and are pushed down through the organization to align all incentive pay participants with Company goals and objectives.

In regard to the corporate financial performance goals, the Committee may consider a number of measures such as: operating income, net earnings; earnings growth; earnings per share; net sales (including net sales growth); gross profits or net operating profit; free and/or operating cash flow; revenue growth; attainment of strategic or operational initiatives; and cost containment or reductions.

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Any performance measure may be used to measure the performance of the Company and any of its affiliates as a whole, any business unit thereof or any combination thereof, or to measure the performance of any of these compared to the performance of a group of comparable companies, or a published or special index, in each case that the Committee, in its sole discretion, deems appropriate. In no event may MICP awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the MICP should circumstances dictate such an action is warranted. For 2014, the Committee selected measures that are highly correlated to shareholder value creation. These measures for 2014 are: Operating Income, Operating Margin Improvement, and Working Capital as a percentage of Sales.

Early each year, the CEO submits his and the other NEO’s proposed individual goals and objectives to the Committee for that year for discussion and approval. The Committee reviews these proposed goals and objectives in connection with the Company’s short term objectives as set forth in the Company’s strategic plan. The Committee provides the CEO and the other NEO’s with their approved goals, which are then submitted and approved by the Committee and the Board before March 31st of the performance year to comply with IRC 162(m) deductibility rules. Once established, goals may not be altered except within the confines of IRC 162(m). The Committee believes this approach provides consistency and continuity in the execution of the Company’s short term goals as well as a strategic tie to the accomplishment of the Company’s long-term objectives.

2013 Annual Incentive Compensation (MICP) Design and Payout

For the 2013 MICP, the Committee, in consultation with management and Farient Advisors, selected two financial measures and multiple individual performance-based objectives. As further set forth in the table below in this section, sixty percent (60%) of the award was based on the attainment of an absolute corporate adjusted operating income (“AOI”) goal and on budgeted business unit AOI for NEOs with responsibility for managing our operating units. Twenty percent (20%) was based on an absolute cash flow from operations conversion (considered part of an individual performance goal in prior years) and on budgeted cash flow from operations conversion for NEOs with responsibility for managing operating units. An additional twenty percent (20%) was based on individual performance-based objectives.

AOI was selected as the key financial performance goal for MICP because it:

•	Requires management to increase profitability;

•	Is understandable, measurable, and reflects management’s performance;

•	Is a key driver of Company growth and linked to our business strategy; and

•	Is correlated with the Company’s total stockholder return.

Cash flow from operations conversion was selected as a performance goal because:

•	It is linked to the part of our business strategy that is related to growth from acquisitions;

•	Requires management to place a strong emphasis on the managing cash flow; and

•	Is correlated with the Company’s total stockholder return.

Significant, individual performance-based objectives were selected to provide some portion of the annual incentive based on performance objectives that are directly within the control of each executive and to allow for differentiation of awards based on individual contributions.

For 2013, the table below shows how pay for executives was linked to the Company’s corporate entities: Flow Control, Controls, and Surface Technologies. Messrs. Benante, Adams, Tynan, and Denton were tied 100% to the corporate AOI goal, while Mr. Quinly was 75% to the budgeted AOI for the Controls segment and 25% corporate AOI.

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Name	Target %	AOI Weighting	Operating Cash Flow Weighting	Individual Objectives Weighting	Total
Martin R. Benante	105%	60%	20%	20%	100%
David C. Adams	100%	60%	20%	20%	100%
Thomas P. Quinly	75%	60%	20%	20%	100%
Glenn E. Tynan	75%	60%	20%	20%	100%
Michael J. Denton	60%	60%	20%	20%	100%

In an effort to hold executives accountable for events within their control, the variance between reported financial results and those used to determine incentive payouts, the Committee and the Board of Directors determine the necessity (if any) of the following limited group of adjustments to the reported operating income or cash flow are appropriate for incentive plan payout purposes, which are consistently applied year to year:

•	Non-operating, non-recurring items which were unforeseen at the time of budgeting

•	Foreign currency translation adjustments (i.e., difference between budgeted and actual rates)

•	Unbudgeted changes in accounting regulations that occur during the course of the year

•	External acquisition costs

•	Surface Technologies Greenfield/Sharefield start-up costs/losses

Any adjustments are reviewed by the Committee’s independent compensation consultant as well as audited by Ernst & Young, LLP through the Company’s internal audit department. These adjustments ensure that management makes decisions based on the best interests of the Company and shareholders rather than the possible effects on compensation. For 2013, the target range of AOI performance was:

AOI Range of Performance	Controls	Corporate
Threshold	$100,381,000	$168,700,000
Target	$154,432,000	$241,000,000
Maximum	$190,227,000	$289,200,000

For 2013, the potential range of value delivered to each participant is based on a threshold performance level below which no incentive is paid, a target level of performance at which the full target incentive is paid, and a maximum performance level at which the maximum incentive is paid. Payouts are proportional to the participant’s individual performance against his or her pre-established goals and the Company’s performance against its pre-established financial goals.

Individual objectives are generally measurable and weighted as appropriate to their relative importance to the goals of the business unit and the overall success of the Company. Individual objectives can be quantitative, for example such as on-time deliveries for the operations of the applicable business segment, or more subjective, for example such as succession planning and business development that support operational success. They reflect management’s strategy and short-term objectives. The Committee reviews each NEO’s individual performance against his or her goals and objectives. Each NEO is then provided a rating between “1” and “5” for each stated goal and objective, with a “3” equating to 100% achievement, a “5” representing maximum or 200% achievement and a “2” representing 50% (threshold) achievement. A participant is given 0% award for any rating less than a “2”. Each rating is multiplied by its weighting and then totaled for an overall rating. The overall rating is then multiplied against 20% of the NEO’s target award to derive a payout.

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	Mr. Benante		Mr. Adams		Mr. Tynan		Mr. Denton		Mr. Quinly
Goal	Weight	Rating	Weight	Rating	Weight	Rating	Weight	Rating	Weight	Rating
Market improvement and growth initiatives	100%	4.0	100%	4.6					25%	5.0
Executive market development strategies									25%	2.8
Drive talent management programs									20%	2.9
Acquisition integration/negotiations							60%	3.5	25%	5.0
Global risk management									5%	3.0
Finance transformation efficiencies					40%	3.7
Information technology transformation efficiencies					40%	3.7
Investor relations transformation efficiencies					20%	3.7
Preventative legal training							20%	3.5
Professional development							20%	3.5
Total Score	4.0		4.6		3.7		3.5		3.9

In order to assess the NEOs’ individual performance, the Committee was provided with detailed supporting documentation substantiating individual performance against each individual objective. In awarding a rating to each NEO, the Committee analyzes this supporting justification and also takes into account the Company’s overall performance and the assessment of the Chief Executive Officer. In determining Mr. Adams’ performance against his individual goals, the Committee considered his leadership of the Company to achieve its 2013 strategic, operational, and financial performance objectives. The Committee considered his effort to develop future leadership within the Company. In assessing Mr. Tynan’s performance against his individual goals, the Committee considered the Company’s improved financial performance as well as Mr. Tynan’s role in achieving the Company’s financial results such as by reducing costs through creation of centers of excellence and supply chain management. In assessing Mr. Benante’s performance against his individual goals, the Committee considered his efforts to properly transition the leadership role and responsibilities to Mr. Adams as well as to mentor Mr. Adams in newly assigned role as Chief Executive Officer. In assessing Messrs. Denton’s and Quinly’s performances against their respective individual performance goals, the Committee considered the strategic, operational, and financial performance of the respective department or business units managed by these NEOs. The Committee considered the magnitude of the organic growth realized at each individual business unit and the content and quality of the management development programs developed as well as the number of employees trained through the programs.

The following table details the 2013 MICP payout to each NEO based on actual AOI for the Company as a whole and its operating segments in 2013 versus target and each NEO’s 2013 individual performance rating. With regards to the AOI payout for the Company, the Company exceeded its target by approximately $3.4 million and resulted in a 107% payout under the approved pay schedule.

MICP Formula

Payout = 60% of Target x Company Performance Rating + 20% of Target x Cash Flow Rating

+ 20% of Target x Individual Rating

In no event may MICP awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the MICP. For 2013, the Committee exercised no such downward discretion.

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NEO	Goal	Weight	Actual Result	2013 MICP Payout as % of Target	2013 MICP Payout ($)
Mr. Benante	Individual Portion	20%	4.0	150%	$305,550
	Cash Flow Portion	20%	3.7	135%	$158,390
	AOI Portion	60%		107%	$653,877
	Total Payout	100%			$1,234,422
Mr. Adams	Individual Portion	20%	4.6	180%	$211,187
	Cash Flow Portion	20%	3.7	135%	$158,390
	AOI Portion	60%		107%	$376,618
	Total Payout	100%			$746,195
Mr. Tynan	Individual Portion	20%	3.7	135%	$104,693
	Cash Flow Portion	20%	3.7	135%	$104,693
	AOI Portion	60%		107%	$248,936
	Total Payout	100%			$458,322
Mr. Quinly	Individual Portion	20%	3.9	145%	$101,104
	Cash Flow Portion	20%	4.1	155%	$108,077
	AOI Portion	60%		120.5%	$252,063
	Total Payout	100%			$461,244
Mr. Denton	Individual Portion	20%	3.5	125%	$63,000
	Cash Flow Portion	20%	3.7	135%	$68,040
	AOI Portion	60%		107%	$161,784
	Total Payout	100%			$292,824

Key Changes to the 2014 Annual Incentive Compensation Design

The 2014 annual incentive plan will again consist of 80% quantitative financial measures and 20% qualitative measures. The quantitative portion will be based on absolute measures of adjusted operating income, operating margin improvement, and working capital as a percentage of sales. The targets for these measures have once again been set using our comprehensive internal and external analysis. This more robust goal setting process ensures the integrity and competitive nature of the performance goals and specifically aligns pay with the execution of the Company’s short-term business plans.

The qualitative portion for the 2014 MICP is the same as the 2013 annual incentive plan design.

Long-Term Incentive Program

The Company’s long-term incentive plan (“LTIP”) is designed to ensure the Company’s executive officers and key employees are focused on longer term stockholder value creation through equity and cash-based incentive compensation that rewards for longer term (i.e., three years or more) performance. The grant amounts are driven by competitively-based compensation data.

The Company’s long-term incentive compensation has a relationship to the other components of the Company’s executive compensation program in that the Committee looks at TDC in determining market-based compensation levels. However, equity-based long-term incentive compensation paid to an NEO is not included in retirement calculations. The cash-based PU awards are included in pension calculations. Awards of long-term incentive compensation vest in the event of a change-in-control (as described below).

All LTIP grants are historically approved at the Company’s November Board of Directors meeting. The meeting date for this and all other regularly scheduled Board of Directors and Committee meetings are selected and approved approximately 18 months in advance, at the May Board of Directors meeting in the preceding year. The establishment of a grant date approximately 18 months in advance precludes the ability to “time” equity grants to coincide with a historically low share price.

In determining the 2013 LTIP grants, the Committee considered the:

•	Ongoing focus on creating stockholder value to more closely align pay with performance;

•	50th percentile competitive levels for each executive position; and

•	Overall, direct contribution of each individual to revenue and profitability of the business.
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In 2013, the total value of the LTIP granted to the Company’s NEOs reflect changes made to align with our 50th percentile pay positioning strategy. LTIP values equaled 200% of the salary for Mr. Benante, 270% of the salary for Mr. Adams, 185% of the salary for Mr. Tynan, 200% of the salary for Mr. Quinly, and 130% of the salary for Mr. Denton. If the NEOs deliver performance that achieves target levels, these percentages will result in vested values that approximate the 50th percentile of LTIP payments made by the Company’s peer group and general industry for comparable performance. LTIP grant values for the NEOs were allocated in the following manner: 40% in performance share units, 30% in restricted stock units, and 30% in cash-based performance units. The Committee established this allocation with the advice of Farient Advisors to align the NEOs’ long-term interests with stockholder interests while at the same time balancing the need to reward the NEOs for achieving targeted long-term Company performance and to provide time-based retention grants.

Key Changes to the 2014 LTIP Design and Grants in 2013

In November 2013, the Committee made LTIP grants for NEOs based consisting of equity-based performance share units (“PSUs”), cash-based performance units (“PUs”), and time based restricted stock units (“RSUs”) except that Mr. Benante was not granted RSUs due to his pending retirement. For the plan year beginning 2014, the Committee adjusted the award mix set forth in the (table below) to increase the leverage of the relative component of the LTIP program. The Company used a set of LTIP components to balance the multiple interests of 1) significant pay at risk, 2) stockholder interests, 3) retention, and 4) internal and external performance goals. The three components chosen each accomplish a different “mission” in terms of incenting NEO performance.

•	2014 LTIP Incentive Mix (pertaining to grants made in November 2013)
	–	40% PSUs (Relative TSR)
	–	30% Cash-Based PUs
	–	30% RSUs

Long-Term Incentive Component (Weight)	Performance Condition/Vesting Schedule		Objective of Design

Performance restricted stock units (PSU’s) (40%)	•	Three-year relative TSR	•	Alignment of NEO pay with TSR relative to our Peer Group
			•	Alignment of NEOs with share price/value and ownership
Cash-based performance	•	Three-year organic sales growth and	•	Focuses on internal goals linked to long-term
units (PUs) (30%)		three year return on invested capital		business strategy
	•	Goals are weighted equally	•	Use of cash to mitigate dilution and burn rate concerns
Restricted stock units	•	Cliff vest 100% on the third	•	Retention
(RSUs) (30%)		anniversary of the date of grant	•	Stock ownership
			•	Alignment of NEOs with stockholder value

Performance Restricted Stock Units

The NEO’s are granted PSUs under the LTIP. As set forth above, the purpose of PSU grants is to align pay with Company performance measured by relative TSR and to align NEOs interest with shareholders to share value and ownership. These grants were made in November 2013. They vest at the end of the three-year performance period ending December 31, 2016 and, depending on performance achieved, payout will occur in early 2017. The target number of PSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to PSUs and dividing by 100% of the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant.

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The payout is determined based on the table below in relation to peer performance. The number of units vesting can range from 0% to 200% of target. In addition, any changes in the Company’s peer group due to merger, acquisition, dissolution, delisting from a national exchange, or taking the company private is subject to review by the Committee for removal either for the previous years or for all three years. As a guideline, if two companies in the peer group merge with, or one is acquired by, a current member of the peer group, the new company is included in the peer group only if the new company remains within 2.5 times of the Company’s then total revenues. If a company merges with or is acquired by a company not in the peer group, the company is removed and its TSR will not be included as part of the peer group.

	PSUs 2014-2016 Performance Period
	TSR vs. Peer Percentile Rank		Payout as a % of Target (1)
Maximum	≥	75th	200%
Target		50th	100%
Threshold		25th	25%
Below Threshold	<	25th	0%

(1)	Interpolates for performance between discrete points

Cash-Based Performance Units

The NEOs are granted cash-based PUs under the LTIP. As set forth above, the purpose of cash-based PU grants is to tie payouts to internal goals linked to long-term business strategy. Further, the payout in cash helps to mitigate annual dilution and burn rates. These grants were made in November 2013. They vest after the end of the three-year performance period ending December 31, 2016 and, depending on performance achieved, payout if any occurs in early 2017. The target number of cash-based PUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to cash-based PUs.

As set forth above, this year’s cash-based PU award is tied to the Company’s long-term financial performance relating to organic sales growth and ROIC. The cash-based PUs have specific targets relating to average annual organic sales growth and to average annual ROIC over a three-year period. Awards are made under the Company’s 2005 Long-term Incentive Plan.

The performance targets are based 50% on three-year absolute organic sales growth and 50% on three-year absolute ROIC. The payout attainment is calculated based upon performance over the performance period relative to the Company’s strategic growth and return goals.

•	ROIC is calculated as net operating profit after tax (excluding interest expense and other income) divided by average capital (beginning of year and end of year equity).

•	Organic Sales growth is defined as the increase or decrease in sales from the year preceding the performance period to the cumulative sales increase over the performance period divided by the sales from the year preceding the performance period, in each case excluding the effects of foreign currency translation as well as acquisitions and divestitures for which there is no comparable period.

Cash-based PUs are an effective tool to drive performance independent of stock market influences that may or may not be related to actual company performance. The Company balances long-term compensation strategy for senior management by providing a portion focused solely on long-term financial performance separate from the influence of stock market and stock price performance. The use of cash also reduces dilution to the Company’s existing stockholders. The Company further believes that organic sales growth and ROIC, are long term drivers of stockholder value.

The payout is determined based on actual ROIC and organic sales growth achievement. The number of units vesting can range from 0% to 200% of target. For achievement of the maximum performance goals, the payout would be 200% of target. For achievement of target performance goals, the payout would be 100% of target. For achievement of threshold performance goals, the payout would be 25% of target. For achievement below the threshold performance goals, the payout would be zero.

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Restricted Stock Units

Executive officers are granted RSUs under the LTIP. As set forth above, the purpose of the RSU grant is three-fold: It provides a vehicle for stock ownership, a means to ensure retention of the individual, and aligns the interests of the NEOs with equity ownership. The RSUs cliff vest 100% on the third anniversary of the date of grant. The number of RSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of LTIP grant allocated to RSUs and dividing by the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant.

2013 Long Term Incentive Compensation Payout

Performance Share Units

The number of PSUs granted is calculated by multiplying the total dollar value of the LTIP grant by the percentage of the grant allocated to PSUs and dividing by the closing price of the Company’s common stock as reported on the New York Stock Exchange on the date of the grant. The payout for PSUs for the performance period 2011-2013 is expected to take place in the second quarter of 2014. As of the date of this Proxy Statement, the Company is not able to finalize the calculation of the amount of PSUs to be paid to each NEO for the performance period 2011-2013 as some of the publicly disclosed information of the net income and sales performance of the Company’s peer group is not yet available.

PSU grants have a payout opportunity ranging from 0% to 200% of the target grant. Prior to 2011, PSU grants were tied to net income (“NI”) as a percent of sales versus the Company’s peer group and NI versus budget. 200% of target payout is achieved when the performance exceeds 150% of target performance, and the threshold payout is met if the performance is 50% of goal. Payouts in between these levels are substantially linear

In April 2013, a PSU payout was made for the November 2009 PSP grants covering performance for the period 2010-2012. The amount of these awards was tied directly to the measures approved and communicated in 2009. The Company did not report this payout in the 2013 Proxy Statement because some of the publicly disclosed information for peer group performance was not available as of the date of the 2013 Proxy Statement, and the Company therefore could not calculate the amount prior to the publication of the 2013 Proxy Statement.

The following table details the Company’s three-year average annual NI versus target for the performance period 2010-20121. In no event may awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the PSU plan if the Committee in its judgment determines that such action is warranted due to unusual events that cause higher than justifiable results.

	2010 Net Income ($000)			2011 Net Income ($000)			2012 Net Income ($000)
Entity	Actual	Target	Actual as % of Target	Actual	Target	Actual as % of Target	Actual	Target	Actual as % of Target	3-year Net Income Average
Controls	$62,230	$52,605	118.3%	$65,387	$56,821	115.1%	$68,995	$67,012	103.0%	112.1%
Flow Control	$71,299	$73,914	96.5%	$74,735	$82,165	91.0%	$65,034	$89,453	72.7%	86.7%
Surface Technologies	$18,367	$14,341	128.1%	$26,060	$17,001	153.3%	$45,963	$27,347	168.1%	149.8%
Total Corporate	$124,111	$107,625	115.3%	$146,215	$128,332	113.9%	$139,157	$148,698	93.6%	107.6%

1 Adjustments were made following disclosure in the 2013 Proxy Statement to be consistent with adjustments made to other incentive based executive compensation plans.

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The following table details results for the Company’s 2010-2012 NI as a percentage of sales versus peer group (“relative ROS”)2. Results are expressed as the Company’s percentile ranking versus the peer group.

Entity	2010	2011	2012	3-year Relative ROS Average
Total Corporate	49.3%	53.2%	48.9%	50.5%

The results of the three year average annual NI versus target and three year average relative ROS are then compared to a payout matrix and a payout result (%) is determined. Payout percentages that result are as follows:

	3 YR Avg. NI vs. Target %	3 YR Avg. Relative ROS	Payout %
Controls	112%	50.5%	82%
Flow Control	87%	50.5%	69%
Surface Technologies	150%	50.5%	101%
Total Corporate	108%	50.5%	80%

Messrs. Benante, Tynan, and Denton were tied to the consolidated totals of NI as a percent of targeted NI. Mr. Adams was tied 75% to Controls and 25% to Surface Technologies NI as a percent of targeted NI for those respective business units and Mr. Quinly was tied to NI as a percent of targeted NI for Controls. Since peer proxy data are only available publicly for the consolidated NI and sales data, all participants are tied to consolidated corporate NI as a percent of sales versus the peer group.

As set forth in the table above, actual performance for the Company as a whole was 108% NI as a percent of targeted NI and 50th percentile NI as a percent of sales versus the peer group, resulting in a payout of 80% of target for Messrs. Benante, Tynan, and Denton. Actual performance for the Controls Business Segment and Surface Technologies Business Segment was 112% and 150% of NI as a percent of targeted NI, respectively, resulting in a payout of 86% of target for Mr. Adams. Actual performance for the Controls Business Segment was 112% of NI as a percent of targeted NI resulting in a payout of 82% of target for Mr. Quinly. Shown below is the PSU payout table for the performance period 2009-2011:

	2010-2012 Target		Payout
	US Dollar Value	Number of Shares	Payout %	US Dollar Value	Number of Shares
Adams	$474,765	13,682	86%	$408,315	11,767
Benante	$1,168,627	33,678	80%	$934,922	26,943
Tynan	$418,621	12,064	80%	$334,924	9,652
Quinly	$229,957	6,627	82%	$188,595	5,435
Denton	$251,714	7,254	80%	$201,399	5,804

Cash-Based Performance Units

In February 2014, a cash-based performance unit payout was made based on the 2010 performance unit grants covering performance for the period 2011-2013. The amounts of these awards were tied directly to the measures approved and communicated in November 2010. The awards are listed in the Summary Compensation Table on page 44 of this Proxy Statement under the heading “Non-Equity Incentive Plan Compensation.” Awards were based upon achievement of targeted average compound annual sales growth (“CAGR”) of 8% and average adjusted return on capital (“ROC”) target of 10%. Corporate payout for Messrs. Benante, Tynan and Denton is calculated based on a weighted average of the three business segment payouts using the sales weighted average of the three year performance period. Mr. Adams is tied 50% to the Controls business segment, 33% to Corporate, and 17% to the Surface Technologies business segment while Mr. Quinly is tied to the CAGR and ROC for the Controls business segment.

2 Adjustments were made following disclosure in the 2013 Proxy Statement to be consistent with adjustments made to other incentive based executive compensation plans.

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The following table details results for the Company’s 2011-2013 cash-based PU payouts. In no event may awards for participants be increased on a discretionary basis; however, the Committee does have the discretion to decrease the amount of any award paid to any participant under the cash-based PUs if the Committee in its judgment determines that such action is warranted due to unusual events that caused higher than justifiable results.

	Business Segment	2010 Target Performance Units	Business Unit Performance “CAGR”	Payout Calculation “ROC”	Payout Percent	Performance Unit Payout (3)
Adams	Corporate/Controls/Surface Technologies	$439,686	11%	14%	129.35%	$568,734
Benante	Total Corporate	$1,091,250	11%	13%	121%	$1,320,413
Tynan	Total Corporate	$387,750	11%	13%	121%	$469,178
Quinly	Controls	$221,130	11%	12%	119%	$263,051
Denton	Total Corporate	$233,100	11%	13%	121%	$282,051

Employee Stock Purchase Plan

The Company’s NEOs, along with substantially all other full time Company employees, are eligible to participate in the Curtiss-Wright Corporation Employee Stock Purchase Plan (“ESPP”). The purpose of the ESPP is to encourage employees of the Company and its subsidiaries to increase their ownership in the Company’s Common Stock. To achieve this purpose, the ESPP provides all participating employees with the opportunity to purchase the Company’s Common Stock through a payroll deduction at a 15% discount of the market value of the stock, unless (i) the employee owns more than 5% of the Company’s Common Stock or (ii) the employee is customarily employed for less than 20 hours per week. The ESPP is offered in six-month “offering periods” commencing on January 1 and July 1. At the end of each offering period, participant contributions are used to purchase a number of shares of common stock (subject to IRS limits), in an amount equal to 85% of the fair market value of the common stock on the last day of each offering period. An employee who elects to participate in the ESPP will have payroll deductions made on each payday during the six-month period.

Participants in the ESPP who are required to report their beneficial ownership under Section 16 of the Exchange Act are subject to blackout periods for sales of ESPP shares, which are limited to those periods during which there is a greater possibility that the Company’s insiders are in possession of material insider information, whether or not they are in fact in possession of such information. With respect to each fiscal quarter, the black-out period begins two weeks before the end of a fiscal quarter and ends on (and includes) the second business day after the Company’s earnings are released to the public. Blackout dates may change, as appropriate, from time to time at the discretion of the Board of Directors.

During 2013, the Executive Chairman, and Mr. Denton participated in the ESPP. Mr. Benante purchased 708 shares of Common Stock under the plan and Mr. Denton purchased 669 shares under the plan.

Executive Deferred Compensation Plan

The NEOs are also eligible to participate in the Company’s non-qualified executive deferred compensation plan that allows participants to defer compensation in excess of certain statutory limits that apply to traditional and 401(k) pension plans. Each participant may defer up to 25% of their base salary; 50% of their annual performance bonus; and 50% of the cash portion of their long term cash award. The rate of interest is determined each year according to the average rate on 30-year Treasury bonds for November of the previous calendar year, plus 2.0%. Thus the rate fluctuates annually. The average 30-year Treasury bond rate for November 2012 was 2.08% and money in the Plan earned 4.08% for 2013. Earnings begin accruing upon deposit and are compounded daily. Earnings are posted

(3) Cash-based performance unit payout is tied to a two-axis matrix that defines specific percentage of target payout levels at various level of ROC and CAGR performance. Minimum payout (25%) is achieved at 6% of ROC and 1% of CAGR while maximum (200%) payout is achieved at greater than 16% of CAGR and greater than 18% of ROC. Payouts in between these levels are substantially linear.

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to the participants account on the final day of each month. See “Deferred Compensation Plans” section in this Proxy Statement. In 2013, the following NEOs participated in the executive deferred compensation plan: Messrs. Benante, Adams, Tynan, Quinly and Denton.

Pension Plans

Consistent with the Company’s philosophy that compensation should promote the long-term retention and financial health of key executives and employees and be competitive with industry peers, the NEOs also participate in the Curtiss-Wright Corporation Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Corporation Restoration Plan. The Company’s retirement plans integrate other components of the Company’s executive compensation program by generally including base salary and cash incentive compensation in determining retirement plan benefits.

The Retirement Plan is a tax qualified, defined benefit, trusteed plan. The Retirement Plan is made up of two separate benefits: (1) a traditional, final average pay (FAP) formula component (this benefit was closed to new entrants as of February 1, 2010 and has a 15 sunset period commencing on January 1, 2014) and (2) a cash balance component (this benefit was closed to future participants and accruals as of January 1, 2014). This plan is administered by an administrative committee appointed by the Company. Both plans are non-contributory and most employees participate in one or both of the benefits, including the NEOs. An eligible employee becomes a participant in the Retirement Plan on the date he or she completes one year of service with the Company. One year of service means a period of 12 consecutive months, beginning on the employee’s date of hire or on any subsequent January 1, during which the employee completes 1,000 hours of service. A participant becomes a vested participant after completing three years of service with the Company. Once a participant vests in their pension benefit they are entitled to a benefit at any time after termination of employment. If they receive payment of their traditional FAP benefit before their normal retirement date at age 65, their benefit is reduced by 2% for each of the first five years and 3% for each of the next five years that their actual retirement precedes their normal retirement date at age 65. The reduction that applies to the benefit is larger if the participant has elected payment before age 55.

On September 1, 1994, the Company amended and restated the Retirement Plan, and any benefits accrued as of August 31, 1994 were transferred into the amended Retirement Plan. The Retirement Plan, as amended, provides for an annual benefit at age 65 of 1.5% times the five year final average compensation in excess of social security covered compensation, plus 1% of the highest sixty (60) months final average compensation out of the last one hundred twenty (120) months of service up to social security covered compensation, in each case multiplied by the participant’s years of service after September 1, 1994, not to exceed 35. In addition, a participant earns a cash balance plan pay-based credit equal to 3% of his or her annual compensation. These amounts are credited to a notional cash balance account that grows with interest based on the rates each December for 30-Year Treasury Bonds.

The Retirement Plan provides a total retirement benefit equal to the August 31, 1994, accrued benefit, indexed to reflect increases in compensation, as defined by the plan, from that date forward plus the benefit accrued after September 1, 1994 under the amended final average pay formula and the cash balance component.

As of August 31, 1994, the following monthly pension benefits had been accrued for those employees that participated in the plan prior to the plan merger in 1994: Mr. Benante, $137. Mr. Tynan, Mr. Denton, Mr. Adams, and Mr. Quinly commenced their employment with the Company after September 1, 1994, and therefore did not accrue a monthly pension under the Retirement Plan prior to September 1, 1994; however, they, along with the other NEO’s, continue to accrue a benefit under the amended Retirement Plan.

Under the IRC and applicable regulations, as effective for 2013, the maximum allowable annual benefit under the Retirement Plan is $205,000. The maximum allowable annual benefit is reduced if benefits commence prior to age 62 and increased if benefits commence after age 65. The maximum annual compensation that may be taken into account in the determination of benefits under the Retirement Plan is $255,000. The Company maintains an unfunded, non-qualified Retirement Benefits Restoration Plan (the “Restoration Plan”) under which participants in the Retirement Plan whose compensation or benefits exceed the limits imposed by I.R.C. Sections 401(a) (17) and 415 will receive a

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supplemental retirement benefit that restores the amount that would have been payable under the Retirement Plan except for the application of such limits. The Restoration Plan is also administered by the administrative committee.

The Restoration Plan benefits are not funded. In the event of a change in control, the Company has agreed to fund a Rabbi Trust in place through an agreement between the Company and PNC Bank, N.A., dated January 30, 1998, which provides for the payment of the Company’s obligation under the Restoration Plan.

As a result of the Company providing both a cash balance benefit and a traditional final average pay benefit under the Retirement Plan, the Company does not offer a matching contribution to participants of the Savings and Investment Plan. Most participants can elect to defer up to 75% of his or her annual cash compensation per year on a tax deferred basis subject to the IRS Elective Deferral limit. For 2013, the aggregate pre-tax and Roth 401(k) Savings and Investment Plan contribution limit for a highly compensated employee was capped at a range of 7.0-8.0%. Participants may also make voluntary contributions up to the limits provided under the IRC on an after tax basis. For 2013, the after-tax Savings and Investment Plan contribution limit for a highly compensated employee was limited to 2.0%.

Executive Perquisites

In addition to the standard benefit plans offered to all employees, the NEOs are eligible for a limited number of executive perquisites that are consistent with market practices and that allow the NEOs to focus more of their time on achieving the Company’s goals and objectives. The Committee has reviewed and approved the Company’s formal perquisite plans with established limits. Perquisites are reported as taxable income as appropriate for each participating officer and reimbursements are subject to applicable income and employment tax withholding. Perquisites include financial planning and income tax preparation, a Company automobile or automobile allowance, and executive physicals for the executive and his or her spouse. Pay Governance, the Committee’s former consultant, had advised the Committee that the overall level of perquisites the Company provides to its NEOs is consistent with that of its peers.

Limited Use of Retention Agreements

On October 12, 2006, the Company entered into a restricted stock unit agreement with Mr. Adams. Mr. Adams received a grant of 31,948 restricted stock units pursuant to the terms and conditions of the LTIP. Each unit is the equivalent of one share of Curtiss-Wright Common Stock. Mr. Adams’ agreement also provides the equivalent of $1,000,000 in value as of the closing price reported on the New York Stock Exchange of Curtiss-Wright’s Common Stock on September 26, 2006, the date the Board of Directors approved the material terms of the agreement to be offered to Mr. Adams. The agreement provides for the entire grant to vest on October 12, 2016 (ten years from the date the agreement was executed), provided that Mr. Adams does not voluntarily leave the employ of Curtiss-Wright or Mr. Adams is not otherwise terminated for “Cause”, as defined in the agreement. On or prior to December 31, 2015, Mr. Adams may elect to convert said stock units to an equivalent number of shares of Curtiss-Wright Common Stock or defer the conversion of the stock units in accordance with Section 409A of the Internal Revenue Code for a period not greater than five (5) years. The agreement also provides for anti-dilutive adjustments in the event of recapitalization, reorganization, merger, consolidation, stock split, or any similar change and for the immediate vesting and conversion of the stock units upon Mr. Adams death or disability and in the event of a Change in Control of Curtiss-Wright.

On October 23, 2007, the Company entered into an additional restricted stock unit agreement with Mr. Adams on substantially the same terms as Mr. Adams’ existing agreement providing for a grant of 21,182 restricted stock units at the equivalent of $1,000,000 in value as of the closing price reported on the New York Stock Exchange of Company Common Stock on September 24, 2007, the date the Board of Directors approved the material terms of the agreement to be offered to Mr. Adams. The restricted stock units in Mr. Adams’ 2007 restricted stock unit agreement also vest on October 12, 2016 under the same terms and conditions set forth in his 2006 restricted stock unit agreement.

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The Committee and the Board received advice and recommendations from Pay Governance, the prior independent external compensation consultant prior to implementing these agreements. The Committee believes that the performance of Mr. Adams in his current position and in prior positions makes him an attractive candidate for positions at other companies and felt that the agreements were justified by the need to increase the likelihood that Mr. Adams would choose to remain an employee of the Company over an extended period of time.

On April 1, 2013, the Company entered into a restricted stock unit agreement with Mr. Quinly. Mr. Quinly received a grant of 28,818 restricted stock units pursuant to the terms and conditions of the LTIP. Each unit is the equivalent of one share of Curtiss-Wright Common Stock. Mr. Quinly’ agreement also provides the equivalent of $1,000,000 in value as of the closing price reported on the New York Stock Exchange of Curtiss-Wright’s Common Stock on April 1, 2013, the date the Board of Directors approved the material terms of the agreement to be offered to Mr. Quinly. The agreement provides for the entire grant to vest on April 1, 2021 (eight years from the date the agreement was executed), provided that Mr. Quinly does not voluntarily leave the employ of Curtiss-Wright or Mr. Quinly is not otherwise terminated for any reason by the Company. On or prior to December 31, 2020, Mr. Quinly may elect to convert said stock units to an equivalent number of shares of Curtiss-Wright Common Stock or defer the conversion of the stock units in accordance with Section 409A of the Internal Revenue Code for a period not greater than five (5) years. The agreement also provides for anti-dilutive adjustments in the event of recapitalization, reorganization, merger, consolidation, stock split, or any similar change and for the immediate vesting and conversion of the stock units upon Mr. Quinly’s death or disability and in the event of a Change in Control of Curtiss-Wright.

Policies concerning equity-based and other long-term incentive compensation

Equity Ownership and Other Requirements for Senior Executives

To further align the linkage between the interests of the NEOs and those of its stockholders, the Company requires the NEOs to use the shares obtained through long-term incentives to accumulate a significant level of direct share ownership. The Company’s Stock Ownership Guidelines (the “Guidelines”) require the CEO and all other NEOs to own Company stock denominated as a multiple of their annual salaries as follows: five times annual salary for the CEO and three times annual salary for other NEOs.

All share-based long-term incentive plan grants, including any vested stock options (post-2005 grants), are subject to the Guidelines and 50% of the net proceeds of a stock based grant vested or exercised (current market value of shares less the strike price) must be retained in Company stock. Given the performance-based variability in the ultimate value of the performance-based stock, there is no fixed timeframe to achieve the Guidelines. However, until the Guidelines are satisfied, the NEOs are only permitted to sell 50% of their value to accommodate the cost of taxes. Once the ownership thresholds are fully met and maintained, the holding limits are removed on any and all earned and vested shares. Shares owned outside the Company grants of equity are not subject to these holding restrictions but count toward the total amount of equity held. If a NEO leaves the Company for any reason, the Guidelines immediately lapse. Farient, the independent external executive compensation consultant for the Committee reviewed these Guidelines in 2013 and determined them to be fair and appropriate given the competitive practice of the Company’s peer group and general industry, while ensuring good corporate governance. The Committee believes these Guidelines support a stock ownership culture and address concerns about lack of equity holding requirements.

The Committee reviews NEOs holdings annually in advance of long-term incentive grants and awards. Current market value of earned and purchased shares and the net value of vested and unexercised “in the money” options held (at that time) by the NEO are used rather than paid-in value to be consistent with prevailing industry practice.

Clawback Policy

In addition to the Guidelines, in 2009, the Committee amended its clawback policy to provide that in the event the amount of any incentive compensation award is based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, or if a participant is

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one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and has committed an offense subject to forfeiture under such statute, the participant must reimburse the Company that portion of the incentive compensation award that was based on the inaccurate data or as provided for in such statute.

Insider Trading Policy

The Company also maintains an insider trading policy for all its employees, including the NEOs, and members of the Board of Directors. The policy specifically prohibits employees from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities or those securities of any targeted acquisitions. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and hedging transactions such as zero-cost collars and forward sale contracts. In addition, the policy contains a strict black-out period during which all executive officers are prohibited from trading in the Company’s securities. The black-out period commences two weeks prior to the close of every financial quarter and ends two business days after the issuance of the Company’s earnings release.

Other Policies

Use of Tax Gross-up

The Company’s existing NEO change-in-control agreements (except for Mr. Quinly who became an executive officer after 2008) provide for a supplemental cash payment to the extent necessary to preserve the level of benefits in the event of the imposition of excise taxes payable by a participant in respect of “excess parachute payments” under Section 280G of the Internal Revenue Code. The Company has not entered into a new agreement that includes tax gross-ups since 2008 and is committed to excluding this provision in any future agreements.

Tax Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the Company’s CEO and up to three other executive officers other than the CFO. However, certain performance-based compensation is exempt from the deduction limit if specific requirements are met. The Committee intends to structure awards to executive officers under the Company’s MICP and equity awards program to qualify for this exemption. However, when appropriate, the Committee believes that stockholder interests are best served if the Committee’s discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses.

Process the Committee undertook with Management, the Board, and Farient Advisors in setting and implementing executive compensation

The Committee determines the compensation of the Chief Executive Officer and recommends to the full Board the compensation levels for the remaining executive officers of the Company. The Committee also oversees the administration of the Company’s executive compensation programs, and reviews and evaluates compensation arrangements to assess whether they could encourage undue risk taking.

In making its decisions and completing its review of the executive compensation programs, the Committee routinely examines the following important factors: (i) financial reports on performance versus budget and compared to prior year performance; (ii) calculations and reports on levels of achievement of corporate and individual performance objectives; (iii) reports on the Company’s strategic initiatives and budget for future periods; (iv) data regarding the total compensation of the Chief Executive Officer and the other executive officers; and (v) information regarding compensation programs and compensation levels at the Company’s peer comparative group identified by the Committee’s compensation consultant.

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To assist in determining the proper levels of compensation for the Chief Executive Officer and the remaining executive officers, the Committee engages an independent external executive compensation consultant to provide the Committee with advice on such matters. In July 2012, the Committee retained Farient Advisors, LLC as an independent external executive compensation consulting firm to provide advice on executive and director compensation matters, including market trends in executive and director compensation, proposals for compensation programs, program design, including measures and goal-setting, and other topics as the Committee deemed appropriate. Farient Advisors is directly accountable to the Committee, which has sole authority to engage, dismiss, and approve the terms of engagement of the compensation consultant. During 2013, Farient Advisors did not provide any other services to the Company. It is the Committee’s and the Company’s belief that the services provided by Farient Advisors are independent and free from any conflict of interest.

In order to design compensation programs that are aligned with appropriate Company performance goals and strategic direction, the Committee works closely with management, including the Chief Executive Officer, the Chief Financial Officer, and the Vice President of Human Resources. Specifically, management facilitates the alignment process by (i) providing compensation data the executive compensation consultant for comparative benchmarking; (ii) evaluating executive officer performance (with the exception of the Chief Executive Officer); (iii) making recommendations to the Committee regarding annual incentive plan design and performance metrics; and (iv) making recommendations to the Committee regarding the compensation of the executive officers (with the exception of the Chief Executive Officer) for base salary, annual incentive compensation targets, long-term cash incentive compensation targets, and long-term equity compensation. As discussed above, the Chief Executive Officer’s compensation is determined by the Committee, with guidance from the compensation consultant. The Company’s Vice President of Human Resources also supports the Committee’s activities.

All decisions regarding executive compensation are ultimately made by the Committee and the Board of Directors.

The following report of the Executive Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

Executive Compensation Committee Report

The Executive Compensation Committee has reviewed and discussed this CD&A (included in this Proxy Statement) with management. Based upon the Executive Compensation Committee’s review and discussions referred to above, the Executive Compensation Committee recommended that the Board of Directors include this CD&A in the Company’s Proxy Statement for the year ended December 31, 2013, filed with the Securities and Exchange Commission.

EXECUTIVE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

S. Marce Fuller, Chairperson John R. Myers Robert J. Rivet Albert E. Smith

Risk Consideration in the Overall Compensation Program for 2013

In 2013, the Executive Compensation Committee, with the assistance of Farient Advisors, assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. The Executive Compensation Committee concluded in this risk assessment that these programs have been

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designed and administered in a manner that discourages undue risk-taking by employees, including a number of features of the programs that are designed to mitigate risk, such as:

•	Limits on annual and long-term performance awards, thereby defining and capping potential payouts;

•	Proportionately greater award opportunity derived from the long-term incentive program compared to annual incentive plan, creating a greater focus on sustained Company performance over time;

•	Use of three distinct long-term equity incentive vehicles—restricted stock units, long-term cash-based performance units, and performance shares—that vest over a number of years, thereby providing strong incentives for sustained operational and financial performance;

•	Use of balanced measures, including top and bottom line measures, income and balance sheet statement measures, and short- and long-term measurement periods;

•	Stock ownership guidelines for senior executives that ensure alignment with stockholder interests over the long term;

•	Incorporation of an individual performance score, ranging from 1.0 to 5.0, as a key factor in the total annual incentive calculation, thereby enabling the Committee to direct a zero payout for the 20% individual-performance component (the executive can still get a payout for the 60% corporate adjusted operating income performance component and the 20% cash flow from operations performance component) to any executive in any year if the individual executive is deemed to have sufficiently poor performance or is found to have engaged in activities that pose a financial, operational or other undue risk to the Company; and

•	A formal clawback policy applicable to both cash and equity compensation of senior executives.

For the foregoing reasons, the Committee has concluded that the Company’s compensation policies and practices do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.

Post-Employment Agreements

Severance Agreements

Pursuant to a policy established by the Company’s Board of Directors in 1977 designed to retain key employees, during 2012 the Company had at-will severance agreements with Messrs. Benante, Adams, Tynan, Quinly, and Denton. In the case of involuntary termination of employment other than termination for cause (as defined in the agreements), failure to comply with the terms and conditions of the agreement, voluntary resignation of employment by the employee, and voluntary retirement by the employee, these agreements provide for the payment of severance pay in an amount equal to one year’s base salary at the time of termination as well as the continued availability of certain employee health and welfare benefits for a period of one year following termination. The agreements provide that such pay and benefits also would be made available in the case of voluntary retirement or termination of employment that is the direct result of a significant change in the terms or conditions of employment, including a reduction in compensation or job responsibilities. At the employee’s option, the severance pay may be received over the two-year period following termination, in which case the employee benefits would continue in effect for the same period. The agreements further provide that the payment of severance pay and the availability of benefits are contingent upon a number of conditions, including the employee’s performance of his or her obligations pursuant to the agreement, specifically to provide consulting services, release the Company from any employment related claims, and not compete with the Company for a period of 12 months.

Change-in-Control Agreements

Consistent with the Company’s policies designed to retain key employees, the Company also entered into change-in-control severance protection agreements with Messrs. Benante, Adams, Tynan, Quinly, and Denton. The agreements with Messrs. Benante, Adams, Tynan, and Quinly, provide for

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payment of severance pay equal to three times while Mr. Denton provides for two times the sum of the executive’s base salary and the greater of (i) the annual target incentive grant in the year the executive is terminated or (ii) the annual incentive paid under the MICP immediately prior to the executive’s termination. These amounts shall be paid in a single lump sum cash payment within ten (10) days after the executive’s termination date. The agreements also call for the continued availability of certain employee benefits for a period of three years following termination of employment.

In November 2011, Mr. Benante voluntarily forfeited his single trigger “walk away” right in the event of a change-in-control. Accordingly, the agreements with Messrs. Benante, Adams, Tynan, Quinly, and Denton have a double trigger, i.e. severance may be paid in the event that (1) there is a change-in-control of the Company, as that term is defined in the agreements, and (2) the covered executive’s employment is formally or constructively terminated by the Company within twenty-four months following the change-in-control. Accordingly, if the Company terminates the employment without “cause” of Messrs. Benante, Adams, Tynan, Quinly, or Denton during the two year period following a change-in-control, or if Messrs. Benante, Adams. Tynan, Quinly, or Denton terminates their employment with the Company with “good reason,” then the NEO is entitled to certain compensation and benefits provided for in the agreement. The agreements define “cause” as (a) a conviction of a felony, (b) intentionally engaging in illegal or willful misconduct that demonstrably and materially injures the Company, or (c) intentional and continual failure to substantially perform assigned duties which failure continues after written notice and a 30 day cure period. The agreements also define “good reason” as (a) adverse change in status, title, position, or responsibilities, (b) reduction in salary, (c) relocation of more than 25 miles, (d) the Company’s failure to pay the covered individual in accordance with its compensation policies; or (e) a reduction in benefits. The agreements for all NEOs except Mr. Quinly are “grandfathered” to renew automatically each year. Consistent with best practices, all future executive officer change-in-control agreements elected as executive officers after January 1, 2008, including Mr. Quinly, must be approved and renewed annually by the Committee.

The following table shows the potential incremental value transfer to the NEOs under various employment related scenarios.

	Potential Post-Employment Payment
Termination Scenario	David C. Adams	Martin R. Benante	Glenn E. Tynan	Thomas P. Quinly	Michael J. Denton
If Retirement or Voluntary Termination Occurred on December 31, 2013 (a) (b)	$3,933,578	$6,822,316	$3,168,036	$2,138,455	$1,843,964
If Termination for Cause Occurred on December 31, 2013 (c)	$794,265	$309,099	$734,114	$433,925	$505,308
If Termination Without Cause Occurred on December 31, 2013 (d)	$7,989,858	$7,792,316	$3,685,036	$2,738,455	$2,263,964
If “Change In Control” Termination Occurred on December 31, 2013 (e)	$16,005,877	$18,456,531	$8,447,801	$6,871,298	$4,553,405
If Death Occurred on December 31, 2013 (f)(g)	$9,451,719	$8,824,307	$4,812,050	$3,920,928	$3,072,898

(a)	All named executive officers are eligible for early retirement.

(b)	Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 31, 2013 that would vest after the date of termination or retirement, (2) incremental value on measurement date (December 31, 2013) of vested benefit under the Curtiss-Wright Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Restoration Plan (“Restoration Plan”), assuming the executive elects immediate payout.

(c)	Includes incremental value on measurement date (December 31, 2013) of vested benefit under the Curtiss-Wright Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Restoration Plan (“Restoration Plan”), assuming the executive elects immediate payout.
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(d)	Includes (1) intrinsic value of any unvested/unearned cash-based performance units, restricted stock units, and performance shares on December 31, 2013 that would vest after the date of termination for retirement-eligible executives, (3) severance payout, (4) accelerated vesting of retention agreement for Mr. Adams, (5) incremental value on measurement date (December 31, 2013) of vested benefit under the Curtiss-Wright Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Restoration Plan (“Restoration Plan”), assuming the executive elects immediate payout.

(e)	Includes (1) change-in-control severance payout, (2) accelerated vesting of retention agreements for Messrs. Quinly and Adams, (3) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 31, 2013, (4) incremental value on measurement date (December 31, 2013) of vested benefit under the Curtiss-Wright Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Restoration Plan (“Restoration Plan”) including additional three years of benefit accrual per change-in-control agreements, assuming the executive elects immediate payout, and (5) gross-up payment per change-in-control agreements.

(f)	Includes (1) accelerated vesting of retention agreements for Messrs. Quinly and Adams, (2) present value of any accelerated vesting of cash-based performance units, performance shares, and restricted stock units on December 31, 2013, (3) incremental value on measurement date (December 31, 2013) of vested benefit under the Curtiss-Wright Retirement Plan (“Retirement Plan”) and the Curtiss-Wright Restoration Plan (“Restoration Plan”), assuming the executive elects immediate payout, and (4) value of Company-paid basic life insurance policy.

(g)	Depending on circumstances of death, all employees may also be eligible for Accidental Death and Dismemberment (AD&D) insurance payment and Business Travel Accident insurance payment.
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The following table sets forth information concerning the total compensation of the Executive Chairman, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the other NEO of the Company who had the highest aggregate total compensation for the Company’s fiscal year ended December 31, 2013.

Summary Compensation Table

				Stock Awards ($)			Non-Equity Incentive		Change in Pension Value and Nonqualified Deferred
				Performance	Restricted		Plan Compensation		Compensation	All Other
Name and Principal Position	Year	Salary (a)	Bonus (b)	Share Units (c)	Stock Units (d)	Option Awards	Annual Plan (e)	Long-Term Plan (f)	Earnings (g)	Compensation (h)	Total
David C. Adams	2013	$690,154	$207,805	$810,000	$607,500	$0	$746,195	$568,734	$415,044	$41,558	$4,086,989
President and Chief	2012	$586,477	$0	$622,368	$466,776	$0	$539,432	$492,515	$1,165,942	$41,930	$3,915,440
Executive Officer	2011	$563,700	$0	$405,864	$405,864	$0	$716,604	$338,208	$671,507	$42,906	$3,144,653

Martin R. Benante	2013	$970,000	$0	$776,000	$0	$0	$1,234,422	$1,320,413	$0	$37,715	$4,338,550
Executive Chairman	2012	$970,000	$0	$1,047,600	$785,700	$0	$905,447	$1,030,219	$2,076,293	$43,229	$6,858,488
	2011	$970,000	$0	$829,350	$829,350	$0	$1,415,715	$291,375	$2,570,517	$32,270	$6,938,576

Glenn E. Tynan	2013	$517,000	$0	$382,580	$286,935	$0	$458,322	$469,178	$40,715	$32,428	$2,187,158
Vice President	2012	$517,000	$0	$382,580	$286,935	$0	$362,159	$369,023	$967,347	$25,449	$2,910,493
Finance and Chief	2011	$517,000	$0	$325,710	$325,710	$0	$574,904	$104,370	$484,066	$34,207	$2,365,967
Financial Officer

Thomas P. Quinly	2013	$464,846	$0	$480,000	$360,000	$0	$461,244	$263,145	$142,869	$27,400	$2,199,505
Vice President and	2012	$411,000	$0	$314,500	$235,875	$0	$305,476	$208,845	$411,783	$23,033	$1,910,512
Chief Operating	2011	$400,212	$0	$240,435	$240,435	$0	$390,207	$163,800	$235,377	$13,678	$1,684,144
Officer

Michael J. Denton	2013	$420,000	$0	$218,400	$163,800	$0	$292,824	$282,051	$0	$37,629	$1,414,704
Vice President, General
Counsel, and Corporate
Secretary

(a)	Includes amounts deferred under the Company’s Savings and Investment Plan and Executive Deferred Compensation Plan.

(b)	Represents a discretionary award paid to Mr. Adams on February 14, 2014.

(c)	Includes grants of performance share units as part of the Company’s Long Term Incentive Plan in November of each year. The values shown represent the grant date fair value of the grants at target. Performance share units have a maximum payout of 200% of target.

(d)	Includes grants of time-based restricted stock units as part of the Company’s Long Term Incentive Plan in November of each year. The values shown represent the grant date fair value of the grants at target.

(e)	Includes payments made based on the Company’s annual Modified Incentive Compensation Plan (MICP) for performance during the year.

(f)	Includes the maturity of cash-based performance unit grants made under the Company’s Long-Term Incentive Plan. For the 2013 row, payments are conditioned upon the financial performance of the Company and its subsidiaries during 2011-2013, and were paid in February 2014.

(g)	Represents annual change in the actuarial accumulated present value (APV) of accumulated pension benefits. The rise in interest rates during 2013 resulted in a much lower increase in APV compared to recent years. For Mr. Benante and Mr. Denton, the decrease in AVP due to interest rate changes more than offsets the increase in the benefits for a year’s accrual and passage of time, which is why we show a $0 increase. Compared to December 31, 2012, Mr. Benante’s APV decreased by $808,435 and Mr. Denton’s APV decreased by $15,025.

(h)	Includes personal use of company car, payments for executive physicals, financial counseling, premium payments for executive life insurance paid by the Company during the covered fiscal year for term life insurance and accidental death and disability insurance.
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The Company’s executive officers are not employed through formal employment agreements. It is the philosophy of the Committee to promote a competitive at-will employment environment, which would be impaired by lengthy employment arrangements. The Committee provides proper long-term compensation incentives with competitive salaries and bonuses to ensure that senior management remains actively and productively employed with the Company.

The Company believes perquisites for executive officers should be limited in scope and value and aligned with peer group practices as described earlier. As a result, the Company has historically given nominal perquisites. The below table generally illustrates the perquisites the Company provides to its NEOs.

The Company also maintains a policy concerning executive automobiles under which certain officers of the Company are eligible to use Company leased automobiles or receive an equivalent automobile allowance. The NEOs participate in this program. The Company maintains the service and insurance on Company leased automobiles. In addition to the Company automobile policy, the Company also provides all executive officers with financial planning and tax preparation services through Wachovia Financial Services. Not all executive officers utilize these services on an annual basis. Finally, all executive officers and their spouses are provided annual physicals through the Mayo Clinic at any one of the clinic’s three locations.

Perquisites and Benefits

Name	Automobile (a)	Financial Planning	Executive Physical	Insurance Premiums
David C. Adams	$19,227	$8,705	$10,295	$3,331
Martin R. Benante	$21,178	$12,764	$0	$3,773
Glenn E. Tynan	$12,573	$5,359	$12,250	$2,246
Thomas P. Quinly	$12,000	$0	$13,154	$2,246
Michael J. Denton	$18,032	$0	$16,621	$2,976

(a)	Represents the personal use of Company-leased automobiles. Mr. Quinly receives an automobile allowance in lieu of a Company-leased automobile.

The Company’s executive officers are entitled to receive medical benefits, life and disability insurance benefits, and to participate in the Company’s Savings and Investment Plan, Defined Benefit Plan, Employee Stock Purchase Plan, flexible spending accounts, and disability plans on the same basis as other full-time employees of the Company.

The Company also offers a nonqualified executive deferred compensation plan, in accordance with Section 409A of the Code, whereby eligible executives, including the NEOs, may elect to defer additional cash compensation on a tax deferred basis. The deferred compensation accounts are maintained on the Company’s financial statements and accrue interest at the rate of (i) the average annual rate of interest payable on United States Treasury Bonds of 30 years maturity as determined by the Federal Reserve Board, plus (ii) 2%. Earnings are credited to executives’ accounts on a monthly basis.

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Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities	Grant Date Fair Value of
Name	Plan Name	Grant Date	Number of Units	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)	or Units (#)	Underlying Options (#)	Stock Awards
David C. Adams	MICP (a)	11/12/2013		$375,000	$750,000	$1,500,000
	LTI (b)	11/12/2013	607,500	$303,750	$607,500	$1,215,000
	LTI (c)	11/12/2013					7,926	15,852	31,704			$810,000
	LTI (d)	11/12/2013								11,889		$607,500

Martin R. Benante	MICP (a)	11/12/2013		$509,250	$1,018,500	$2,037,000
	LTI (b)	11/12/2013	1,164,000	$582,000	$1,164,000	$2,328,000
	LTI (c)	11/12/2013					7,593	15,186	30,372			$776,000

Glenn E. Tynan	MICP (a)	11/12/2013		$193,875	$387,750	$775,500
	LTI (b)	11/12/2013	286,935	$143,468	$286,935	$573,870
	LTI (c)	11/12/2013					3,744	7,487	14,974			$382,580
	LTI (d)	11/12/2013								5,616		$286,935

Thomas P. Quinly	MICP (a)	11/12/2013		$225,000	$450,000	$900,000
	LTI (b)	11/12/2013	360,000	$180,000	$360,000	$720,000
	LTI (c)	11/12/2013					4,697	9,394	18,788			$480,000
	LTI (d)	11/12/2013								7,046		$360,000

Michael J. Denton	MICP (a)	11/12/2013		$126,000	$252,000	$504,000
	LTI (b)	11/12/2013	163,800	$81,900	$163,800	$327,600
	LTI (c)	11/12/2013					2,137	4,274	8,548			$218,400
	LTI (d)	11/12/2013								3,206		$163,800

(a)	Values in this row represent the Company’s annual Modified Incentive Compensation Plan (MICP), which was approved on November 12, 2013 for performance during fiscal 2014. The incentive threshold, target, and maximum are expressed above as a percentage of annualized base salary on December 31, 2013.

(b)	Values in this row represent grants of cash-based performance units made under the Company’s Long-Term Incentive Plan.

(c)	Values in this row represent grants of performance share units as part of the Company’s Long-Term Incentive Plan.

(d)	Values in this row represent grants of restricted stock units as part of the Company’s Long-Term Incentive Plan. Mr. Benante did not receive a restricted stock unit grant in 2013.

The NEOs are paid dividends on restricted stock awards only. These dividends are reinvested into the restricted stock awards and are subject to the same limitations and restrictions as the original restricted stock award. The plan specifically prohibits the re-pricing of options and requires that any equity-based grants be issued based on the closing price of the Company’s Common Stock as reported by the NYSE on the date of the grant.

The Committee granted cash-based performance units, performance shares, and restricted stock units in November 2013 to the NEOs. The cash-based performance units and performance shares units will mature in December 2016 and will be paid in early 2017 if the financial goals are attained. The values shown in the table reflect the potential value at a target value of one dollar per unit payable at the end of the three-year performance period and one stock unit convertible into one share of Common Stock if the objectives are attained. The chart also reflects the fact that each stock unit may be worth a maximum of approximately two dollars or two shares if all performance targets are substantially exceeded, or nothing at all if performance thresholds are not met.

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The following table sets forth the outstanding equity awards of the NEOs. Some of the grants disclosed below are not yet vested and are subject to forfeiture under certain conditions.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
			Equity					Incentive	Plan
			Incentive					Plan	Awards:
			Plan			Number		Awards:	Market or
			Awards:			of Shares	Market	Number of	Payout Value
	Number of	Number of	Number of			or Units	Value of	Unearned	of Unearned
	Securities	Securities	Securities			of Stock	Shares or	Shares,	Shares, Units
	Underlying	Underlying	Underlying			That	Units that	Units or	or Other
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not	Have Not	Other Rights	Rights That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Vested	Vested	that Have	Have Not
Name	Exercisable	Unexercisable	Options	Price	Date	(#) (a)	($) (a)	Not Vested (#)	Vested ($)
David C. Adams	3,220	0	0	$27.96	11/16/2014
	3,808	0	0	$27.92	11/15/2015
	11,137	0	0	$36.73	11/19/2016	31,948	1,988,124 (b)
	11,423	0	0	$54.00	11/16/2017	21,182	1,318,156 (b)	14,716	915,777	(c)
	31,421	0	0	$30.12	11/15/2018	12,311	766,114	12,311	766,114	(d)
	30,679	0	0	$30.90	11/17/2019	14,167	881,612	18,889	1,175,462	(e)
	34,414	0	0	$29.88	11/15/2020	11,889	739,852	15,852	986,470	(f)

Martin R. Benante	25,368	0	0	$27.96	11/16/2014
	30,000	0	0	$27.92	11/15/2015
	69,527	0	0	$36.73	11/19/2016
	72,816	0	0	$54.00	11/16/2017			36,522	2,272,764	(c)
	77,342	0	0	$30.12	11/15/2018			25,155	1,565,396	(d)
	75,516	0	0	$30.90	11/17/2019	25,155	1,565,396	31,794	1,978,541	(e)
	85,412	0	0	$29.88	11/15/2020	23,846	1,483,937	15,186	945,025	(f)

Glenn E. Tynan	5,824	0	0	$27.96	11/16/2014
	6,888	0	0	$27.92	11/15/2015
	10,847	0	0	$36.73	11/19/2016
	10,246	0	0	$54.00	11/16/2017			12,977	807,559	(c)
	27,704	0	0	$30.12	11/15/2018	9,879	614,770	9,879	614,770	(d)
	27,050	0	0	$30.90	11/17/2019	8,709	541,961	11,611	722,553	(e)
	30,349	0	0	$29.88	11/15/2020	5,616	349,484	7,487	465,916	(f)

Thomas P. Quinly	2,836	0	0	$27.96	11/16/2014
	3,354	0	0	$27.92	11/15/2015
	4,867	0	0	$36.73	11/19/2016
	4,318	0	0	$54.00	11/16/2017	24,818	1,544,424 (b)	7,401	460,564	(c)
	15,218	0	0	$30.12	11/15/2018	7,293	453,843	7,293	453,843	(d)
	14,859	0	0	$30.90	11/17/2019	7,159	445,505	9,545	593,985	(e)
	17,308	0	0	$29.88	11/15/2020	7,046	438,473	9,394	584,589	(f)

Michael J. Denton	5,224	0	0	$27.96	11/16/2014
	6,178	0	0	$27.92	11/15/2015
	9,002	0	0	$36.73	11/19/2016
	6,889	0	0	$54.00	11/16/2017			7,802	485,518	(c)
	16,658	0	0	$30.12	11/15/2018	4,969	309,221	4,969	309,221	(d)
	16,264	0	0	$30.90	11/17/2019	4,972	309,408	6,629	412,523	(e)
	18,245	0	0	$29.88	11/15/2020	3,206	199,509	4,274	265,971	(f)

(a)	Represents unvested restricted stock units granted as part of the Company’s Long-Term Incentive Plan. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013.

(b)	Represents retention grants of restricted stock units for Mr. Adams and Mr. Quinly. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013.

(c)	Represents cash value at target of outstanding performance-based share units granted November 15, 2010 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013. Performance shares will be earned as common stock early in 2014 contingent upon the extent to which previously established performance objectives are achieved over the three year period ending at the close of business on December 31, 2013.

(d)	Represents cash value at target of outstanding performance-based share units granted November 15, 2011 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013. Performance shares
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will be earned as common stock early in 2015 contingent upon the extent to which previously established performance objectives are achieved over the three year period ending at the close of business on December 31, 2014.

(e)	Represents cash value at target of outstanding performance-based share units granted December 20, 2012 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013. Performance-based share units will be earned as common stock early in 2016 contingent upon the extent to which previously established performance objectives are achieved over the three year period ending at the close of business on December 31, 2015.

(f)	Represents cash value at target of outstanding performance-based share units granted November 12, 2013 as part of the Company’s Long Term Incentive Plan. Stock price used to determine value is $62.23, the closing price of Company common stock on December 31, 2013. Performance-based share units will be earned as common stock early in 2016 contingent upon the extent to which previously established performance objectives are achieved over the three year period ending at the close of business on December 31, 2016.

The following table sets forth information regarding options exercised and stock vested during calendar year 2013.

Option Exercises and Stock Vested

	Option Awards		Stock Awards (a)
	Number of Shares		Number of Shares
	Acquired Upon	Value Realized	Acquired Upon	Value Realized
Name	Exercise (#)	Upon Exercise ($)	Vesting (#)	Upon Exercise ($)
David C. Adams	3,436	$82,372	21,881	$923,361
Martin R. Benante	37,036	$1,160,145	52,044	$2,213,114
Glenn E. Tynan	5,672	$180,286	18,571	$789,127
Thomas P. Quinly	0	$0	10,521	$447,614
Michael J. Denton	5,672	$111,129	11,166	$474,435

(a)	Stock Awards includes the vesting of the November 17, 2009 Performance Share Unit grant (for performance period 2010-2012) and the November 15, 2010 Restricted Stock grant plus reinvested dividends.
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Deferred Compensation Plans

The following table shows the deferred compensation activity for the NEOs during 2013. This table does not include the nonqualified Restoration Plan since these totals are provided separately in the Pension Benefit Table below.

Non-Qualified Deferred Compensation

	Executive	Registrant	Aggregate			Aggregate
	Contributions	Contributions	Earnings in	Aggregate		Balance at
	in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/		Last Fiscal
Name	Year ($) (a)	Year ($)	Year ($)	Distributions ($)		Year End ($)
David C. Adams	$246,258	$0	$173,331		$0	$3,743,765
Martin R. Benante	$339,067	$0	$165,683		$0	$3,653,154
Glenn E. Tynan	$80,174	$0	$24,576	-$	112,746	$538,358
Thomas P. Quinly	$116,212	$0	$2,543		$0	$118,755
Michael J. Denton	$0	$0	$0		$0	$0

(a)	Amounts reported in this column represent deferral of salary and incentive payments deferred in 2013, and such amounts are also included in the corresponding columns of the Summary Compensation Table.

Total Pension Benefit Payable to Executive Officers

The estimated total pension benefit payable under the Curtiss-Wright Retirement Plan, and the nonqualified Curtiss-Wright Restoration Plan described above in “Pension Plans” to the NEOs at retirement age 65 is also described in the following table as a total lump sum payable from each of these plans, based on benefits earned through December 31, 2013. Participants must choose to receive benefits under the Retirement Plan and the Restoration Plan either through annuity payments or as a lump sum.

Qualified Pension Benefit

		Number of	Present Value	Payments
	Plan	Years	of Accumulated	During Last
Name	Name (a)	Credited Service	Benefit (b) ($)	Fiscal Year ($)
David C. Adams	Curtiss-Wright Corporation
	Retirement Plan	14	1,407,233	$0
Martin R. Benante	Curtiss-Wright Corporation
	Retirement Plan	36	3,866,137	$0
Glenn E. Tynan	Curtiss-Wright Corporation
	Retirement Plan	14	736,872	$0
Thomas P. Quinly	Curtiss-Wright Corporation
	Retirement Plan	9	491,513	$0
Michael J. Denton	Curtiss-Wright Corporation
	Retirement Plan	12	704,962	$0

(a)	The Curtiss-Wright Corporation Retirement Plan is a defined benefit pension plan providing qualified retirement benefits to eligible employees of the Curtiss-Wright Corporation. Benefits are based on a formula which takes account of service and the average of the highest five years of a participant’s pay within the last 10 years of employment. Normal retirement is the later of age 65 or five years of service. Unreduced early retirement benefits may be payable if age is greater than 55 and the sum of age and service exceeds 80.

(b)	The present value of the accumulated benefit was determined as of December 31, 2013, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.
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Non-Qualified Pension Benefit

		Number of
		Years	Present Value	Payments
		Credited	of Accumulated	During Last
Name	Plan Name (a)	Service	Benefit (b) ($)	Fiscal Year ($)
David C. Adams	Curtiss-Wright Corporation
	Retirement Plan	14	2,303,507	$0
Martin R. Benante	Curtiss-Wright Corporation
	Retirement Plan	36	10,402,587	$0
Glenn E. Tynan	Curtiss-Wright Corporation
	Retirement Plan	14	2,000,049	$0
Thomas P. Quinly	Curtiss-Wright Corporation
	Retirement Plan	9	727,619	$0
Michael J. Denton	Curtiss-Wright Corporation
	Retirement Plan	12	1,271,794	$0

(a)	The Curtiss-Wright Corporation Restoration Plan is a non-qualified retirement plan established to provide benefits that would have been payable under the C-W Retirement Plan but for the limitations imposed by the provisions of the Internal Revenue Code and Employee Retirement Income Security Act. All participants of the C-W Retirement Plan are eligible to participate in the Restoration Plan. Restoration benefits are payable at the same time and otherwise in accordance with the terms and conditions applicable under the C-W Retirement Plan.

(b)	The present value of the accumulated benefit was determined as of December 31, 2013, the measurement date used for pension disclosure in the Company’s financial statements pursuant to Accounting Standard Codification 715.

The Plan benefit formula is described earlier. Elements of compensation that are included in the calculation of a benefit are base salary earned and short and long-term cash incentives earned. The Company has not adopted a policy prohibiting special benefits under the plans. However, historically the Company has not provided any additional years of credited service to any participants in the Plan.

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COMPENSATION OF DIRECTORS

The following table sets forth certain information regarding the compensation earned by or granted to each non-employee director who served on the Company’s Board of Directors in 2013. Messrs. Benante and Adams, the only directors who are employees of the Company, are not compensated for their services as Board members.

Director Compensation

					Change in
					Pension Value
	Fees Earned			Non-Equity	and Nonqualified
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash ($) (a)	Awards ($)(b)	Awards ($)	Compensation ($)	Earnings ($)	Compensation ($)(c)	Total
Dean M. Flatt	$86,400	$70,000	—	—	—	$1,013	$157,413
S. Marce Fuller	$115,800	$70,000	—	—	—	$1,013	$186,813
Allen A. Kozinski	$90,300	$70,000	—	—	—	$1,013	$161,313
John R. Myers	$93,600	$70,000	—	—	—	$1,013	$164,613
John B. Nathman	$82,800	$70,000	—	—	—	$1,013	$153,813
Robert J. Rivet	$117,600	$70,000	—	—	—	$1,013	$188,613
William W. Sihler	$98,400	$70,000	—	—	—	$1,313	$169,713
Albert E. Smith	$101,100	$70,000	—	—	—	$1,013	$172,113

(a)	Represents all fees earned or paid in cash for services as a director, including annual retainer, lead director fee, board meeting fees, and committee chairman retainers paid in cash, stock, or a combination of the two at the election of the Director, and includes amounts deferred.

(b)	The values shown represent the aggregate grant date fair value for 2013 computed in accordance with FASB ASC Topic 718. In February 2013, each non-employee Director was awarded 1,907 shares of restricted common stock as annual stock grant, each having a full fair value of $70,000 based on the market value of the common stock on the grant date pursuant to FASB ASC Topic 718. The aggregate number of stock awards outstanding at December 31, 2013 are as follows: Flatt—4,586; Fuller—5,649; Kozinski—5,649; Myers—5,649; Nathman—5,649; Rivet—4,734; Sihler—5,649; and Smith—5,649.

(c)	Represents premium payments paid by the Company during the covered fiscal year for term life insurance and dividends paid on (x) annual restricted common stock grant and (y) annual retainer, board meeting fees, and committee chairman retainers paid in stock at the election of the Director.

Each non-employee director of the Company is paid an annual retainer of $45,000 plus $1,800 for each meeting of the Board of Directors and committees he or she personally attended or participated in by telephone conference call. The chairpersons of the Finance Committee and Committee on Directors and Governance of the Board of Directors are paid an additional annual retainer of $7,500. The chairpersons of Audit and Executive Compensation Committees of the Board of Directors are paid an additional annual retainer of $15,000. The lead independent director is paid an additional annual retainer of $12,000. Pursuant to the Company’s 2005 Stock Plan for Non-Employee Directors, the Company’s non-employee Directors may elect to receive their annual retainer and meeting fees in the form of Company Common Stock, cash, or both and may elect to defer the receipt of such stock or cash. Each non-employee Director is also eligible for group term life insurance coverage in the amount of $150,000 for which the Company pays the premiums. The premiums paid on this insurance coverage for each Director is reported as income to the Director. In addition, each Director is also eligible for executive physicals at the Mayo clinic for the Director and his or her spouse, which the Company pays the cost and whose total value for each Director is generally less than $10,000.

In addition to the annual retainer and meeting fees described above, under the Company’s 2005 Stock Plan for Non-Employee Directors, the Company, acting through the Committee on Directors and Governance has the authority to make equity grants to non-employee Directors. Effective February 2014, each non-employee Director was granted 1,179 shares of restricted Common Stock based on a market value of $70,000 on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a three year period. The Company grants each newly-appointed Director upon

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appointment a grant of restricted Common Stock valued at $35,000 based on the market value of the Common Stock on the grant date with such shares subject to forfeiture based upon failing to remain on the Board for a five year period. In 2005, the Directors adopted a policy that each Director must accumulate a total position in the Company’s Common Stock with a value of three times the annual retainer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act and the rules thereunder of the SEC require the Company’s Directors, Officers, and beneficial owners of more than 10% of the Common Stock to file reports of their ownership and changes in ownership of Common Stock with the Commission. SEC regulations require that the Company be furnished with copies of these reports. Personnel of the Company generally prepare these reports on behalf of the Directors and Officers on the basis of information obtained from each Director and Officer. Based solely on a review of these reports and on such information from the Directors and Officers, the Company believes that all reports required by Section 16(a) of the Securities and Exchange Act to be filed during the year ended December 31, 2013 were filed on time, except that a report on Form 4 for Albert E. Smith reporting except transactions covering purchases of Common Stock on April 11, 2013, July 12, 2013, and October 18, 2013 through a dividend reinvestment account were not filed on time and were filed under a Form 5 on February 18, 2014.

Certain Relationships and Related Transactions

The Company’s legal department is primarily responsible for identifying relationships and transactions in which the Company and a director, executive officer or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by them, are participants to determine whether any of these related persons had or will have a direct or indirect material interest. In order to identify potential related person transactions, the Company’s legal department annually prepares and distributes to all directors and executive officers a written questionnaire which includes questions intended to elicit information about any related person transactions.

The Company’s corporate governance guidelines, applicable to Directors, and the Company’s code of conduct, applicable to all employees of the Company, including executive officers (copies of which may be viewed within the Corporate Governance section of the Company’s website at www.curtisswright.com and are available in print, without charge, upon written request to the Company’s Corporate Secretary), prohibits such individuals from engaging in specified activities without prior approval. These activities typically relate to conflict of interest situations where a director, executive officer or immediate family member may have significant financial or business interests in another company competing with or doing business with the Company, or who stands to benefit in some way from such a relationship or activity. If a director or executive officer believes that, as a result of a transaction with the Company, he or she has an actual or potential conflict of interest with the Company, he or she must promptly notify the Company’s General Counsel. In case of a transaction involving a director, he or she must also notify the Chairperson of the Committee on Directors and Governance (or in case of a transaction involving the Chairperson of the Committee on Directors and Governance, notify the members of the Committee on Directors and Governance).

The Board of Directors has responsibility for reviewing and approving or ratifying related person transactions. To the extent that a proposed related-person transaction may involve a director, such individual may not participate in any decision by the Board that in any way relates to the matter that gives rise to the conflict of interest.

Neither the corporate governance guidelines nor code of conduct specify the standards to be applied by the Board of Directors in reviewing transactions with related persons. However, the Company expects that in general the Board of Directors will consider all of the relevant facts and circumstances, including, if applicable, but not limited to: (i) the benefits to the Company; (ii) the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director, or an entity in which a Director is a partner, shareholder, or executive officer;

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(iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available for similar transactions with unrelated third parties.

During fiscal year 2013, there were no proceedings to which any of our Directors, executive officers, affiliates, holders of more than five (5%) percent of our Common Stock, or any associate (as defined in the Proxy Rules) of the foregoing were adverse to the Company. During fiscal year 2013, none of our Directors, executive officers, holders of more than five (5%) percent of our Common Stock, or any members of their immediate family had a direct or indirect material interest in any transactions or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2013:

•	None of the members of the Executive Compensation Committee was an officer (or former officer) or employee of the Company;

•	None of the members of the Executive Compensation Committee or any members of their immediate family entered into (or agreed to enter into) any transaction or series of transactions with the Company in which the amount involved exceeded or exceeds $120,000;

•	None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of Directors) of another entity where one of that entity’s executive officers served on the Company’s Executive Compensation Committee;

•	None of the Company’s executive officers was a Director of another entity where one of that entity’s executive officers served on the Company’s Executive Compensation Committee; and

•	None of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if there was no such committee, the entire board of Directors) of another entity where one of that entity’s executive officers served as a Director on the Company’s Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of February 14, 2014 for the beneficial ownership of common stock by (a) each stockholder who, to the Company’s knowledge, is the beneficial owner of more than 5% of the outstanding shares of any class of Common Stock, (b) each current Director of the Company, (c) each nominee for election as a Director of the Company, (d) each of the executive officers of the Company named in the Summary Compensation Table above (the “Named Executive Officers”), and (e) all current Directors and executive officers of the Company as a group. The percentages in the third column are based on 48,036,452 shares of Common Stock outstanding on February 14, 2014. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly or indirectly by the individuals or members of the group named in the first column, with sole voting and dispositive power. For purposes of this table, beneficial ownership is determined in accordance with the federal securities laws and regulations. Inclusion in the table of shares not owned directly by the Director or Named Executive Officer does not constitute an admission that such shares are beneficially owned by the Director or Named Executive Officer for any other purpose.

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Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class
BlackRock, Inc.	4,236,749	(a)	8.8%
Singleton Group LLC	3,762,960	(b)	7.8%
GAMCO Asset Management Inc.	3,732,108	(c)	7.8%
The Vanguard Group	2,642,076	(d)	5.5%
Allianz Global Investors U.S. Holdings LLC	2,552,393	(e)	5.3%
Dimensional Fund Advisors LP	2,517,340	(f)	5.2%
David C. Adams	270,194	(g)(h)(i)	*
Martin R. Benante	587,875	(g)(h)(i)	1.2%
Michael J. Denton	116,234	(g)(h)(i)	*
Dean M. Flatt	4,586	(g)(j)	*
S. Marce Fuller	17,398	(g)(k)	*
Dr. Allen A. Kozinski	21,714	(g)(j)	*
John R. Myers	22,824	(g)(j)	*
John B. Nathman	12,063	(g)(j)	*
Thomas P. Quinly	136,263	(g)(h)(i)	*
Robert J. Rivet	2,864	(g)(j)	*
Dr. William W. Sihler	6,724	(g)	*
Albert E. Smith	15,950	(g)(j)(k)	*
Stuart W. Thorn	—	(g)	—
Glenn E. Tynan	196,550	(g)(h)(i)	*
Directors and Executive Officers as a group (17 persons)	1,497,422	(l)	3.1%

*	Less than 1%.

(a)	Address is 40 East 52nd Street, New York, New York, 10022. The information as to the beneficial ownership of Common Stock by BlackRock, Inc. was obtained from Amendment No. 4, dated January 17, 2014, to its statement on Schedule 13G, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2013, BlackRock, Inc. possessed sole voting and sole dispositive power with respect to 4,101,319 and 4,236,749 shares of Common Stock, respectively.

(b)	Address is 11661 San Vicente Boulevard, Suite 915, Los Angeles, California, 90049. The information as to the beneficial ownership of Common Stock by Singleton Group LLC was obtained from Amendment No. 2, dated August 17, 2007, to its statement on Schedule 13D, filed with the Securities and Exchange Commission. Such report discloses that at August 17, 2007: (1) the Singleton Group LLC possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, (2) Christina Singleton Mednick possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, (3) William W. Singleton possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock, and (4) Donald E. Rugg possessed shared voting and dispositive power with respect to 3,762,960 shares of Common Stock and sole voting and dispositive power with respect to 56 shares of Common Stock.

(c)	Address is One Corporate Center, Rye, New York, 10580. The information as to the beneficial ownership of Common Stock by GAMCO Asset Management Inc. was obtained from Form 13F, dated February 4, 2014, filed with the Securities and Exchange Commission. Such Form 13F disclosed that at December 31, 2013, it possessed sole voting power with respect to 2,361,308 shares of Common Stock and no voting power with respect to 129,000 shares of Common Stock. Also, pursuant to Form 13F, dated February 4, 2014, filed with the Securities and Exchange Commission, Gabelli Funds, LLC, an affiliate of GAMCO Asset Management Inc., disclosed that at December 31, 2013, it possessed sole voting power with respect to 1,370,800 shares of Common Stock.

(d)	Address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The information as to the beneficial ownership of Common Stock by The Vanguard Group was obtained from Schedule 13G, dated February 6, 2014, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2013, The Vanguard Group: (1) possessed sole voting power with respect to
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69,519 shares of Common Stock, (2) sole dispositive power with respect to 2,575,157 shares of Common Stock, and (3) possessed shared dispositive power with respect to 66,919 shares of Common Stock

(e)	Address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The information as to the beneficial ownership of Common Stock by Allianz Global Investors U.S. Holdings LLC was obtained from Schedule 13G, dated February 11, 2014, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2013: (1) NFJ Investment Group LLC, Allianz Global Investors Europe GmbH, and Allianz Global Investors U.S. LLC possessed sole voting power with respect to 2,297,384, 30,887, and 190,140 shares of Common Stock, respectively, and (2) NFJ Investment Group LLC, Allianz Global Investors Europe GmbH, and Allianz Global Investors U.S. LLC possessed sole dispositive power with respect to 2,297,684, 64,569, and 190,140 shares of Common Stock, respectively

(f)	Address is 6300 Bee Cave Road, Austin, Texas 78746. The information as to the beneficial ownership of Common Stock by Dimensional Fund Advisors LP was obtained from Schedule 13G, dated February 10, 2014, filed with the Securities and Exchange Commission. Such report discloses that at December 31, 2013, Dimensional Fund Advisors LP possessed sole voting power and sole dispositive power with respect to 2,453,654 and 2,517,340 shares of Common Stock, respectively.

(g)	Address is c/o Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

(h)	Includes shares of Common Stock that the Named Executive Officers have the right to acquire through the exercise of stock options within 60 days of February 14, 2014 as follows: David C. Adams, 126,102; Martin R. Benante, 435,981; Michael J. Denton, 77,510; Thomas P. Quinly, 62,760; and Glenn E. Tynan, 118,908.

(i)	Includes shares of time-based restricted Common Stock (granted under the Company’s 2005 Long-Term Incentive Plan) that vest on the third anniversary of the date of grant as follows: David C. Adams, 91,857; Martin R. Benante, 49,700; Michael J. Denton, 13,287; Thomas P. Quinly, 46,520; and Glenn E. Tynan, 24,473.

(j)	Includes shares of restricted Common Stock owned by the Directors as follows (and subject to forfeiture under the Company’s 2005 Stock Plan for Non-Employee Directors): Dean M. Flatt, 4,586; Allen A. Kozinski, 3,694; John R. Myers, 3,714; John B. Nathman, 3,694; Robert J. Rivet, 1,040; and Albert E. Smith, 3,694.

(k)	Share total rounded down to the next whole number of shares respecting fractional shares purchased pursuant to a broker dividend reinvestment plan.

(l)	Includes shares of Common Stock as indicated in the preceding footnotes.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2014, subject to the ratification by the Company’s stockholders as required by the By-laws of the Company. The Board of Directors requests that stockholders ratify such appointment. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, our Audit Committee will appoint another independent registered public accounting firm to perform such duties for the current fiscal year and submit the name of such firm for ratification by our stockholders at the next Annual Meeting of stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to make such statements and answer such questions as are appropriate.

Ratification of the appointment of Deloitte & Touche LLP will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank,

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broker or other holder of record and you do not instruct your bank, broker or other holder of record on how to vote on this “routine” proposal, your bank, broker or other holder of record will nevertheless have authority to vote your shares on this “routine” proposal in your banks’, brokers’ or other holders’ of record discretion.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF THE
APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2014

Disclosure about Fees

The following table presents the aggregate fees billed by our independent registered public accountants, Deloitte & Touche LLP, and their respective affiliates for the audit of our annual financial statements for the calendar years ended December 31, 2013 and 2012, as well as other services provided during those periods:

	2013	2012
Audit Fees (a)	$4,275,000	$3,738,000
Audit-Related Fees (b)	$28,000	$1,112,000
Tax Fees (c)	$399,000	$167,000
All Other Fees (d)	$0	$0
Total	$4,702,000	$5,017,000

(a)	Audit Fees consist of fees billed for services rendered for the annual audit of our consolidated financial statements, audit of the effectiveness of our internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act, review of condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not reported under the caption “Audit Fees”. The fees for 2013 and 2012 relate to due diligence in connection with potential acquisitions and a pension plan audit for one of our subsidiaries.

(c)	Tax Fees consist of fees billed for services rendered for tax compliance, tax advice, and tax planning. The fees for 2013 and 2012 relate principally to preparation of tax returns and other tax compliance services directly related to such returns.

(d)	All Other Fees consist of fees billed for products and services other than fees as reported in the above three categories.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee has adopted a policy to pre-approve audit and permissible non-audit services provided by the independent accountants. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year as outlined in an engagement letter proposed by the independent accountants. To facilitate the prompt handling of certain matters, the Audit Committee delegates to the Chief Financial Officer the authority to approve in advance all audit and non-audit services below $250,000 to be provided by the independent accountants so long as no individual service exceeds $50,000. For permissible non-audit services, we submit to the Audit Committee, at least quarterly, a list of services and a corresponding budget estimate that we recommend the Audit Committee engage the independent accountant to provide. We routinely inform the Audit Committee as to the extent of services provided by the independent accountants in accordance with this pre-approval policy and the fees incurred for the services performed to date. During fiscal year 2013, all of the Audit-Related Fees, Tax Fees, and All Other Fees in the

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table above were approved by the Audit Committee. The Company believes that none of the time expended on Deloitte & Touche LLP’s engagement to audit the Company’s financial statements for fiscal 2013 and 2012 was attributable to work performed by individuals other than Deloitte & Touche LLP’s full-time, permanent employees.

PROPOSAL THREE: APPROVAL OF THE COMPANY’S 2014 OMNIBUS
INCENTIVE PLAN

Background

On February 11, 2014, the Board of Directors, upon the recommendation of the Executive Compensation Committee, adopted the Curtiss-Wright Corporation 2014 Omnibus Incentive Plan (the “2014 Omnibus Plan”), subject to the approval of the stockholders at this Annual Meeting. The 2014 Omnibus Plan, if approved by the stockholders, will become effective upon such approval and will replace the Company’s existing (i) 2005 Omnibus Long-Term Incentive Plan, as amended and restated effective January 1, 2010, and (ii) 2005 Stock Plan for Non-Employee Directors (together, the “Prior Plans”). Upon effectiveness of the 2014 Omnibus Plan, the Prior Plans will be frozen and no new grants will be made under the Prior Plans. All outstanding awards under the Prior Plans will continue to be governed by the terms of such Prior Plans. The Company will not grant any awards under the 2014 Omnibus Plan prior to stockholder approval.

Stockholder approval of the 2014 Omnibus Plan is required (i) for purposes of complying with the stockholder approval requirements for the listing of the Company’s shares on the New York Stock Exchange, (ii) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (“the Code”), as described below, and (iii) to comply with the incentive stock options rules under Section 422 of the Code.

Approval of the 2014 Omnibus Plan will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy (and eligible to vote) and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Three.

Purpose

The Board of Directors believes that the 2014 Omnibus Plan will further the Company’s compensation philosophy and programs. The 2014 Omnibus Plan was primarily established to promote the long-term success of the Company and to increase stockholder value by providing eligible employees, officers, non-employee directors, consultants, and advisors of the Company with incentives that align their interests with stockholders’ interests and that contribute to the long-term growth and profitability of the Company. In addition, the 2014 Omnibus Plan is intended to affect the Company’s pay for performance philosophy that benefit the stockholders of the Company by providing a means to attract, retain and motivate highly qualified employees, officers, non-employee directors, consultants, and advisors who are in a position to make significant contributions to the Company.

Principal Features of the 2014 Omnibus Plan

The 2014 Omnibus Plan includes terms that reflect the Company’s strong commitment to governance measures and plan design features considered important to stockholders. The following is a summary of certain principal features of the 2014 Omnibus Plan. This summary is qualified in its entirety by reference to the complete text of the 2014 Omnibus Plan. Stockholders are urged to read the complete text of the 2014 Omnibus Plan, which is attached as Appendix B to this Proxy Statement.

Purpose. The 2014 Omnibus Plan is designed to assist the Company and its subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will

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benefit stockholders of the Company through the additional incentives inherent in the awards granted thereunder.

Awards. Awards under the 2014 Omnibus Plan may be made in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards, and performance cash, performance shares or performance units to any employee, officer, non-employee director, consultant, and advisor of the Company or any of its subsidiaries who is expected to make significant contributions to the success of the Company and the growth of its business (an “Eligible Participant”). Eligible Participants will be identified by the Company’s Executive Compensation Committee (the “Committee”).

The Committee may, in its sole discretion, grant other types of awards, which awards may be payable in cash, stock, other property, or any combination thereof. Such awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

Shares Available for Awards. If this proposal is approved by the stockholders, subject to adjustment in accordance with the 2014 Omnibus Plan, the maximum aggregate number of shares of common stock that may be issued under the 2014 Omnibus Plan will be 2,400,000 less one share of common stock for every one share of common stock granted under any Prior Plan after December 31, 2013 and prior to the effective date of the 2014 Omnibus Plan. The foregoing limit will be increased on a one-for-one basis by the number of shares of common stock with respect to which awards previously granted under the 2014 Omnibus Plan or after December 31, 2013 with respect to any Prior Plan are forfeited, expire or otherwise terminate without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares. In addition, if shares of common stock are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations under the 2014 Omnibus Plan or after December 31, 2013 with respect to awards under any Prior Plan, the foregoing limit will also be increased by the shares so tendered or withheld on a one-for-one basis. Further, in the case of any substitute award (as defined in the 2014 Omnibus Plan), such substitute award will not be counted against the number of shares reserved under the 2014 Omnibus Plan.

The 2014 Omnibus Plan imposes individual limitations on the amount of certain awards, in part with the intent of complying with Section 162(m) of the Code. Under these limitations, during any 12-month period, no Eligible Participant may be granted (x) stock options or stock appreciation rights with respect to more than 2,000,000 shares of common stock and (y) shares of restricted stock, restricted stock units, performance awards and other share-based awards with respect to more than 2,000,000 shares of commons stock, in each case, subject to adjustment in certain circumstances as discussed under “Adjustments” below. The maximum amount that may be paid out as performance awards and denominated in cash with respect to any 12-month period is $5,000,000. Each of these limitations will be multiplied by two (2) with respect to awards granted to an Eligible Participant during the first calendar year in which such Eligible Participant commences employment with the Company or any of its subsidiaries.

No director may be granted awards in any single year having an aggregate grant date fair value greater than $150,000; provided that this limitation will not exceed $250,000 in the first year a person becomes a director (other than awards described under “Deferral of Director Fees” below).

Eligible Participants. Generally, any employee, non-employee director, consultant, or advisor of the Company or any subsidiary is eligible to participate in the 2014 Omnibus Plan.

Administration of the 2014 Omnibus Plan.

Committee. The 2014 Omnibus Plan will be administered by the Committee.

Delegation of Authority. To the extent not inconsistent with applicable law, including Section 162(m) of the Code, with respect to awards intended to comply with the performance-based compensation exception under Section 162(m) of the Code, or the rules and regulations of the principal U.S. national securities exchange on which the shares are traded, and subject to certain limitations, the Committee may delegate its authority under the 2014 Omnibus Plan to a committee of one or more directors of the Company or one or more officers of the Company.

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Awards of Stock Options.

The Committee may grant stock options under the 2014 Omnibus Plan to Eligible Participants for the purchase of such number of shares at such times, and upon such terms and conditions, as the Committee may determine.

Types of Options. Each option granted under the 2014 Omnibus Plan will be either an option intended to be treated as an incentive stock option within the meaning of Section 422 of the Code or an option that will not be treated as an incentive stock option, also known as a “nonqualified stock option”.

Exercise Price. Generally, both incentive stock options and nonqualified stock options will have an exercise price equal to not less than 100% of the fair market value (generally the closing price of the common stock on the New York Stock Exchange) of common stock on the date of grant. The price at which shares may be purchased upon any exercise of an option will be the price per share determined by the Committee and specified in the instrument evidencing the grant of such option. The Committee may not (except pursuant to substitute awards, adjustment in certain circumstances as discussed under “Adjustments” below, or in connection with a change in control), without stockholder approval, cancel an option in exchange for cash when the exercise per share exceeds the fair market value of one share or take any action with respect to an option or that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.

Term of Options. Generally, the term during which an option may be exercised will be such period of time as the Committee may determine, but not exceeding ten (10) years from the date of grant of the option.

Vesting of Options. Unless otherwise provided in an award agreement, any option will vest and become exercisable as to 33-1/3% of the shares subject thereto on each of the first three anniversaries of the date the option is granted, in each case so long as the Eligible Participant continues to be employed by or provide services to the Company or any of its subsidiaries on the relevant vesting date.

Exercise of Options. Subject to the terms and conditions of the award, vested stock options may be exercised, in whole or in part, by giving notice of exercise to the Company in such manner as may be prescribed and payment in full of the exercise price in cash or by use of such other instrument as the Committee may agree to accept. Payment in full may be made in the form of common stock already owned by the Eligible Participant, which common stock will be valued at fair market value on the date the option is exercised. The Committee will have the discretion to authorize or accept payment by other forms or methods or to establish a cashless exercise program, all within such limitations as may be imposed by the 2014 Omnibus Plan or applicable law.

Awards of Stock Appreciation Rights.

A stock appreciation right or “SAR” is an award that entitles an Eligible Participant to receive an amount of cash, shares, other property, or any combination thereof measured by the increase in fair market value of common stock from the date of grant to the date of exercise.

Terms of SARs. SARs may be granted (a) in tandem with all or part of any option granted under the 2014 Omnibus Plan or at any subsequent time during the term of such option, (b) in tandem with all or part of any award (other than an option) granted under the 2014 Omnibus Plan or at any subsequent time during the term of such award, or (c) without regard to any option or other award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

Vesting of SARs. SARs will vest and become exercisable as to 33-1/3% of such SARs on each of the first three anniversaries of the date the SARs are granted, in each case so long as the Eligible Participant continues to be employed by or provide services to the Company or any of its subsidiaries on the relevant vesting date.

Exercise of SARs. SARs may be exercised at the time, to the extent of and subject to the conditions applicable to the award. The amount paid to the Eligible Participant upon the exercise of an SAR will be the excess of (i) the fair market value of one share on the date of exercise (or such amount less than such fair market value as the Committee will so determine at any time during a specified

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period before the date of exercise) over (ii) the grant price of the SAR. The Committee may not (except pursuant to substitute awards, adjustment in certain circumstances as discussed under “Adjustments” below, or in connection with a change in control), without stockholder approval, cancel any SAR in exchange for cash when the grant per share exceeds the fair market value of one share or take any action with respect to an SAR or that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.

Awards of Restricted Stock and Restricted Stock Units.

Restricted Stock. Restricted Stock is common stock issued with the restriction that the holder may not sell, transfer, pledge or assign such stock and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. During the time Restricted Stock remains subject to the relevant restrictions, the Eligible Participant will become a stockholder of the Company with respect to all shares subject to the award agreement and will have all of the rights of a stockholder, including the right to vote such shares and the right to receive distributions made with respect to such shares (except as provided under “Dividends and Dividend Equivalents” below).

Restricted Stock Units. Restricted Stock Unit is an award that is valued by reference to a share, which value may be paid to the Eligible Participant in shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. An Eligible Participant who holds a Restricted Stock Unit award will only have those rights specifically provided for in the award agreement; provided, however, in no event will the Eligible Participant have voting rights with respect to such award.

Vesting of Restricted Stock and Restricted Stock Units. Generally, subject to certain exceptions, the vesting period will not be less than (i) three (3) years from the date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or any subsidiary and (ii) one (1) year from the date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a change in control or the termination of the Eligible Participant’s service with the Company or any of its subsidiaries.

Other Share-Based Awards.

Types of Other Share-Based Awards. Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted to Eligible Participants either alone or in addition to other awards granted under the 2014 Omnibus Plan.

Vesting of Other Share-Based Awards. Generally, subject to certain exceptions, Other Share-Based Awards will have a vesting period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a subsidiary and (ii) one (1) year from the date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a change in control or the termination of the Eligible Participant’s service with the Company or any of its subsidiaries.

Settlement of Other Share-Based Awards. Except as may be provided in an award agreement, Other Share-Based Awards may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

Deferral of Director Fees. Non-employee directors will be eligible to elect to defer their fees or retainers and receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual retainer, any chairman retainer, or meeting fees. In addition, non-employee directors may elect to receive Other Share-Based Awards in the form of deferred stock units

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or deferred cash in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee will, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units or cash.

Performance Awards.

General. Performance Awards may be granted in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2014 Omnibus Plan.

Performance Cash. Performance Cash is any cash incentives granted payable to the Eligible Participant upon the achievement of such performance goals as the Committee will establish.

Performance Shares. Performance Shares is any grant of a unit valued by reference to a designated number of shares, which value may be paid to the Eligible Participant upon achievement of such performance goals as the Committee will establish.

Performance Units. Performance Units is any grant of a unit valued by reference to a designated amount of cash or property other than shares, which value may be paid to the Eligible Participant upon achievement of such performance goals during the performance period as the Committee will establish.

Vesting of Performance Awards. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of each performance award; provided, however, that a performance period will not be shorter than three years nor longer than five years unless the award is not payable in shares.

Settlement of Performance Awards. Except as may be provided in an award agreement, performance awards may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

Dividends and Dividend Equivalents. Any dividends or dividend equivalents provided with respect to Performance Awards or Restricted Stock, Restricted Stock Unit or Other Share-Based Awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

Change in Control.

Except as otherwise specifically provided in the applicable award agreement, upon the consummation of a change in control (as defined in the 2014 Omnibus Plan), in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the award), if an Eligible Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such change in control (or such other period set forth in the award agreement, including prior thereto if applicable) and under the circumstances specified in the award agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment will lapse and the Restricted Stock and Restricted Stock Units will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards will lapse, and such Other Share-Based Awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. To the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent

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corporation and does not continue the award), then immediately prior to the change in control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) will immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) will lapse and the Restricted Stock and Restricted Stock Units will become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) will lapse, and such Other Share-Based Awards or such other Awards will become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Term of 2014 Omnibus Plan. The 2014 Omnibus Plan will be effective on the date of the approval of the 2014 Omnibus Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. Awards may be granted under the 2014 Omnibus Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the 2014 Omnibus Plan, on which date the 2014 Omnibus Plan will expire except as to awards then outstanding under the 2014 Omnibus Plan. Such outstanding awards will remain in effect until they have been exercised or terminated, or have expired.

Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares or the value thereof, such adjustments and other substitutions will be made to the 2014 Omnibus Plan and to awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including adjustments in the number and class of shares of stock available for awards under the 2014 Omnibus Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2014 Omnibus Plan, and the limits on the number of awards that any person may receive.

Cancellation of Award; Forfeiture of Gain. The Committee reserves the right to cancel all or any portion of any outstanding awards and cause a forfeiture of the gain realized by an Eligible Participant with respect to an award on account of a restatement of the Company’s financial statements or actions taken by, or failed to be taken by, the Eligible Participant in violation or breach of, or in conflict with, any non-competition agreement, agreement prohibiting solicitation of employees or customers of the Company, non-disclosure covenant, or other agreement or any other obligation of the Eligible Participant to the Company.

2014 Omnibus Plan Amendment and Termination. Generally, the Board may, at any time, alter, amend, suspend or terminate the 2014 Omnibus Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the shares are traded. The Board may not (except pursuant to substitute awards, adjustment in certain circumstances as discussed under “Adjustments” above), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the fair market value of one share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded. In addition, no amendments to, or termination of, the 2014 Omnibus Plan will impair the rights of an Eligible Participant in any material respect under any award previously granted without such Eligible Participant’s consent.

Section 409A Compliance. The 2014 Omnibus Plan is designed to comply and will be administered in a manner that is intended to comply with Section 409A of the Code and will be construed and interpreted in accordance with such intent. To the extent that an award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the award will be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.

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Code Section 162(m) Provisions. Section 162(m) of the Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-held company to its principal executive officer or any of its three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with applicable rules under the Exchange Act, who are referred to as “covered employees.” However, performance-based compensation is excluded from this limitation. The 2014 Omnibus Plan is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Code Section 162(m).

Under the 2014 Omnibus Plan, the Committee may condition the grant, vesting and/or exercisability of any Restricted Stock, Restricted Stock Unit, Performance Award, or Other Share-Based Award, upon the attainment of performance targets related to one or more performance goals over a performance period selected by the Committee. The 2014 Omnibus Plan sets forth the performance goals the Committee may select. The Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance targets related to such award were attained. However, the Committee may not increase any award that is intended to satisfy the Code Section 162(m) exception for “qualified performance-based compensation” above the maximum amount that could be paid based on the attainment of performance targets.

The applicable performance goals (and any exclusions) will (i) be set by the Committee prior to the earlier of (i) 90 days after the commencement of the applicable performance period and the expiration of 25% of the performance period, and (ii) otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

Transfer Restrictions. The rights of an Eligible Participant with respect to any award granted under the 2014 Omnibus Plan will be exercisable during the Eligible Participant’s lifetime only by the Eligible Participant and will not be transferable by the Eligible Participant other than by will or the laws of descent and distribution. The Committee may, however, permit transferability without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations, subject to any conditions and limitations that it imposes.

U.S. Federal Income Tax Consequences. The following is a brief summary of certain U.S. federal income tax consequences of awards made under the 2014 Omnibus Plan based upon the laws in effect on the date of this Proxy Statement. The discussion is general in nature and does not take into account a number of considerations that may apply in light of the circumstances of a particular Eligible Participant under the 2014 Omnibus Plan. The income tax consequences under applicable state, local tax or foreign income tax laws may not be the same as those under U.S. federal income tax laws. Each Eligible Participant should consult his or her tax adviser as to the Federal, state, local, foreign, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the Eligible Participant or for the Company. In addition, an Eligible Participant generally will not recognize taxable income upon exercise of an incentive stock option. An Eligible Participant’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of shares of common stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Any gain realized upon a disposition of the common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any income tax deduction with respect to the exercise of an incentive stock option, except as discussed below.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the Eligible Participant will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the incentive stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed an income tax deduction to the extent the Eligible Participant recognizes ordinary

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income, subject to the Company’s compliance with Code Section 162(m) and to certain reporting requirements.

Nonqualified Stock Options. The grant of a nonqualified stock option will not be a taxable event for the Eligible Participant or the Company. Upon exercising a nonqualified stock option, an Eligible Participant will recognize ordinary income (and will be subject to income tax withholding) in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the Eligible Participant will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m), the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the Eligible Participant recognizes ordinary income.

Stock Appreciation Rights. The grant of a SAR will not be a taxable event for the Eligible Participant or the Company. Upon exercising a SAR, an Eligible Participant will recognize ordinary income (and will be subject to income tax withholding) in an amount equal to the fair market value of the common stock and the value of cash (if the SARs are settled in whole or in part in cash) received by the Eligible Participant. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m), the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the Eligible Participant recognizes ordinary income.

Restricted Stock. An Eligible Participant who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the Eligible Participant may elect under Code Section 83(b) to recognize compensation income (and will be subject to income tax withholding) in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the Eligible Participant does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the Eligible Participant and will be taxable (and will be subject to income tax withholding) in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m), the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the Eligible Participant recognizes ordinary income.

Restricted Stock Units and Performance Awards. The grant of an award of Restricted Stock Units or a Performance Award will not be a taxable event for the Eligible Participant or the Company. An Eligible Participant who is awarded Restricted Stock Units or a Performance Award will be required to recognize ordinary income (and will be subject to income tax withholding) in an amount equal to the fair market value of shares of the common stock and the value of the cash (if the Restricted Stock Units or Performance Award are settled in whole or in part in cash) issued to such Eligible Participant at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m), the Company will be entitled to an income tax deduction in the same amount and generally at the same time as the Eligible Participant recognizes ordinary income.

Other Share-Based Awards. The grant of Other Share-Based Awards will not be a taxable event for the Eligible Participant. When the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the Eligible Participant.

New Plan Benefits. All awards under the 2014 Omnibus Plan will be approved by the Committee or its designee, in its sole discretion. For this reason, it is not possible to determine the benefits or amounts of the awards that will be received by any Eligible Participant in the future under the 2014 Omnibus Plan. No awards have yet been granted under the 2014 Omnibus Plan.

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Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2013, the end of the Company’s most recently completed fiscal year:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	3,184,313 (a)	$34.68	2,540,731 (b)
Equity compensation plans not approved by security holders	None	Not applicable	Not applicable

(a)	Consists of 3,007,702 shares issuable upon exercise of outstanding options and vesting of performance shares, restricted shares, and restricted stock units under the 2005 Long-Term Incentive Plan, 82,846 shares issuable under the Employee Stock Purchase Plan, and 93,765 shares outstanding under the 2005 Stock Plan for Non-Employee Directors.

(b)	Consists of 1,710,472 shares available for future option grants under the 2005 Long-Term Incentive Plan, 828,168 shares remaining available for issuance under the Employee Stock Purchase Plan, and 2,091 shares remaining available for issuance under the 2005 Stock Plan for Non-Employee Directors

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL
OF THE COMPANY’S 2014 OMNIBUS INCENTIVE PLAN

PROPOSAL FOUR: ADVISORY (NON-BINDING) VOTE ON
EXECUTIVE COMPENSATION

Overview

The Board of Directors is committed to excellence in governance. As part of that commitment, and as required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended, the Board of Directors is providing the stockholders with an opportunity to provide an advisory vote on executive compensation (commonly known as a “say on pay” proposal). The Board of Directors recognizes that providing stockholders with an advisory vote on executive compensation may produce useful information on investor sentiment with regard to the Company’s executive compensation programs. At the 2013 Annual Meeting of stockholders, approximately 78% of the shares voted in favor of the advisory resolution concerning the compensation of the Named Executive Officers. The Company’s next Say on Pay vote after this annual meeting will occur at the 2015 Annual Meeting of stockholders. The Company will continue to hold this vote annually until another vote on frequency occurs, which will be no later than the 2017 Annual Meeting of stockholders. The Company’s executive compensation program and practices are fully described in the “Compensation Discussion and Analysis” section and other table and narrative disclosures in this Proxy Statement.

Compensation Process and Objectives

In the latter half of 2012 and early 2013, the Executive Compensation Committee met frequently with Farient Advisors, LLC (the Executive Compensation Committee’s independent external executive compensation consultant) and management to consider further improvements in the executive compensation plan design and philosophy for 2013. In doing so, the Committee reviewed the Company’s performance relative to plan and peers, the compensation practices of its peers, competitive data provided by Farient Advisors, as well as shareholder input. The Executive Compensation Committee repeated this process in 2013 and early 2014, and has made additional changes to the executive pay programs for 2014. Based on these reviews, the Executive Compensation Committee decided to implement a number of changes to the compensation program for executives in 2013 and 2014 that continues to achieve the following compensation philosophy and objectives:

•	Offer an executive compensation program that is competitive and that helps the Company attract, motivate and retain top performing executives;
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•	Target pay levels at 50th percentile of comparable companies within the Company’s broad industries for 50th percentile performance;

•	Link compensation to performance through a pay-for-performance philosophy that includes a significant portion of the named executive officers compensation tied to achievement of strategic financial goals; and

•	Align the interests of the Company’s executive officers and stockholders through equity-based compensation and stock ownership guidelines. A significant portion of the Company’s equity-based compensation is variable, based on defined performance goals linked to the Company’s corporate strategy with an emphasis on relative total stockholder return.

Significant Executive Compensation Actions

The table below sets forth the changes in 2013 and 2014 to the executive compensation practices adopted by the Board of Directors. As in 2013, management reached out to the Company’s 20 largest shareholders to review this year’s changes to the Company’s executive compensation program.

Pay Element	Changes in 2013	Changes for 2014	Rationale
Pay Positioning	• Target pay at 50th percentile – NEOs MICP/LTI targets reduced accordingly	• No change from 2013	• Better pay for performance alignment
MICP	• 80% Financial Measures – AOI vs. target – Operating CF vs. target • 20% Individual MBOs	• 80% Financial Measures – AOI vs. target – AOI Margin vs. target – Working Capital (% of Sales) vs. target • 20% Individual MBOs

•  Adding OI margin emphasizes strategic focus on operational excellence and overall margin improvement

•  Substituting working capital for operating CF increases focus on key driver of operating CF

•  Measuring at CW level simplifies MICP program and supports team outcomes

LTI Mix	• 0% Options • 30% RSUs • 40% PSUs • 30% Cash-Based PU	• No change from 2013	• 70% of LTI mix is now directly performance-based • 40% is directly tied to shareholder value
PSU Measures	• 100% TSR vs. peers

•  No change to TSR measure

•  Threshold payout changed to 25% of target (from 50%) for 25th percentile performance

•  Maximum performance goal changed to 75th percentile (from 90th percentile) for 200% payout

•  Relative TSR works well and is aligned with shareholders

•  Lower threshold payout for 25th percentile performance more consistent with peer practices

•  Lower maximum performance goals for 200% payout more consistent with peer practices

Cash PU Measures	• 50% RONA vs. target • 50% Sales Growth vs. target • Corporate officers measured at CW level, BU officers at BU level	• 50% ROIC vs. target • 50% Sales Growth vs. target • Financial performance for all officers except COO measured at CW level; COO measured at BU level	• ROIC measure is readily understood and easily tracked by investors
Other	• Prior CEO, Mr. Benante voluntarily forfeited single-trigger CIC provision in 2012 • Eliminated future CIC agreements with excise tax gross-ups in 2012 • Commitment to keep burn rate close to 2%	• New CEO has double-trigger CIC provision • No change from 2013	• Consistent with current “good governances” practices for severance/CIC • Desire to control dilution
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Because the Company awards its long-term incentives in November, the actions discussed in the above table relate to the setting of the November 2013 grant date award, which covers the performance period January 1, 2014 to December 31, 2016. Other actions, such as changes to the annual incentive plan, relate to the 2014 performance period and are not reflected in 2013’s annual incentive compensation payments.

The changes made to the executive compensation program were implemented on a prospective basis, effective November 2013. Because the changes are prospective, and not retrospective, the changes do not affect awards made in previous years. Incentive compensation awards granted on or after November 2013 are based on Company performance starting in 2014 and subsequent years, as applicable. Therefore, the total compensation amounts shown in the Summary Compensation Table in this Proxy Statement include amounts not only for the new equity grants (to be paid as earned in the future), but also for cash payouts of awards made under the prior executive compensation program, which represent the majority of the total amounts shown in that table. This is pointed out to underscore the fact that the current and future executive compensation program is much different than the one prior to 2013, but the amounts reported still reflect certain cash payouts made under the prior program, which were based largely on attainment of aggressive internal growth and ROIC performance goals

The Board recommends that stockholders support this new compensation program since it is responsive to stockholder feedback and meets the compensation objectives of the Company, by voting on the following resolution:

“RESOLVED, that the stockholders of Curtiss-Wright Corporation approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and accompanying narrative disclosure therein.”

This vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee or the Board of Directors. It will not overrule any decisions made by the Board of Directors or the Executive Compensation Committee, or require the Board of Directors or the Executive Compensation Committee to take any specific action. The Board of Directors and the Executive Compensation Committee value the opinions of the stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Board of Directors will consider the stockholder concerns and the Executive Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Adoption of this resolution will require the affirmative vote of at least a majority in voting interest of the stockholders present in person or by proxy (and eligible to vote) and voting at the Annual Meeting, assuming the presence of a quorum. As further discussed in the section titled “Broker non-votes” on page 2 of this Proxy Statement, if you own shares of Common Stock through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares of Common Stock so that your vote can be counted on this Proposal Four.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS,
AS DISCLOSED IN THIS PROXY STATEMENT

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

The SEC has adopted rules governing the delivery of annual disclosure documents that permit us to send a single set of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of the proxy materials in the mail, a single set of our annual report and proxy statement, to any household at which two or more stockholders reside if we believe that the stockholders are members of the same family, unless we have received contrary instructions from one or more of the stockholders. This rule benefits both stockholders and the Company. It reduces the volume of duplicate information received and helps to reduce our expenses. Each stockholder will continue to

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receive a separate proxy card if they received a paper copy of the proxy materials in the mail. If your household received a single set of such disclosure documents for this year, but you would prefer to receive your own copy now or in the future, please contact our transfer agent, Broadridge Financial Solutions, Inc., by calling their toll-free number, 1-800-542-1061, or writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. A separate copy of such disclosure documents will be promptly provided to you upon receipt of your request. Stockholders sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials or our proxy statement and annual report, as applicable, and who wish to receive a single copy of such materials in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
FOR 2015 ANNUAL MEETING

Pursuant to regulations of the SEC, stockholders who intend to submit proposals for inclusion in our proxy materials for the 2015 Annual Meeting must do so no later than November 29, 2014. This requirement is separate from the SEC’s other requirements that must be met to have a stockholder proposal included in our proxy statement. In addition, this requirement is independent of certain other notice requirements of our Amended and Restated By-laws described below. All stockholder proposals and notices should be submitted to Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. The attached proxy card grants the proxy holder discretionary authority to vote on any matter raised and presented at the Annual Meeting. Pursuant to amended SEC Rule 14a-4(c)(1), we will exercise discretionary voting authority to the extent conferred by proxy with respect to stockholder proposals received after February 12, 2015.

If a stockholder of record wishes to nominate Directors or bring other business to be considered by stockholders at the 2015 Annual Meeting, such proposals may only be made in accordance with the following procedure. Under our current Amended and Restated By-laws, nominations of Directors or other proposals by stockholders must be made in writing to our offices no later than February 2, 2015 and no earlier than January 3, 2015. However, if the date of the 2015 Annual Meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2014 Annual Meeting, then such nominations and proposals must be delivered in writing to the Company no earlier than 120 days prior to the 2015 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2015 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2015 Annual Meeting is first made.

Please note that these requirements relate only to matters proposed to be considered for the 2015 Annual Meeting. They are separate from the SEC’s requirements to have stockholder proposals included in the Company’s 2015 proxy statement.

2013 ANNUAL REPORT ON FORM 10-K

Any stockholder wishing to receive, without charge, a copy of the Company’s 2013 Annual Report on Form 10-K (without exhibits) filed with the SEC, should write to the Corporate Secretary, Curtiss-Wright Corporation, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. Exhibits to the Form 10-K will be furnished upon written request and payment of the Company’s expenses in furnishing such documents. The Company’s 2013 Annual Report on Form 10-K is also available free of charge through the Investor Relations section of the Company’s website at www.curtisswright.com.

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OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

By Order of the Board of Directors

Paul J. Ferdenzi
Corporate Secretary

Dated: March 21, 2014

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Appendix A

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Friday, May 2, 2014. A combined Notice and Proxy Statement/2013 Annual Report on Form 10-K and Business Review to security holders are available at: www.proxyvote.com

M68080-P49612

CURTISS-WRIGHT CORPORATION
Annual Meeting of Stockholders
May 2, 2014 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints DAVID C. ADAMS, GLENN E. TYNAN and PAUL J. FERDENZI, and each of them, as proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock, par value $1.00 per share, of Curtiss-Wright Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, May 2, 2014, at the Sheraton Parsippany Hotel, 199 Smith Road, Parsippany, New Jersey 07054, commencing at 10:00 a.m. local time, or any adjournment or postponement thereof, with all the powers the undersigned would have if personally present, respecting the matters listed on the reverse side as described in the accompanying proxy statement and, in their discretion, on other matters which may properly come before the meeting. When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s).

If no direction is given, this proxy will be voted FOR the Director nominees listed in Proposal One; and FOR Proposals Two, Three and Four. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the proxy statement with respect thereto, the Company’s 2013 Annual Report on Form 10-K filed with the Securities and Exchange Commission, and Business Review to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Address Changes/Comments:

  (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

  Continued and to be signed on reverse side

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CURTISS-WRIGHT CORPORATION
C/O BROADRIDGE

P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

You may vote these shares in person by attending the annual meeting. Directions to the meeting are available at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M68079-P49612	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

CURTISS-WRIGHT CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01)	David C. Adams	07)	John B. Nathman
02)	Martin R. Benante	08)	Robert J. Rivet
03)	Dean M. Flatt	09)	William W. Sihler
04)	S. Marce Fuller	10)	Albert E. Smith
05)	Allen A. Kozinski	11)	Stuart W. Thorn
06)	John R. Myers

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain

2.	To Ratify the Appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2014	☐	☐	☐

3.	To approve the Company’s 2014 Omnibus Incentive Plan	☐	☐	☐

4.	An advisory (non-binding) vote on Executive Compensation	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date
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Appendix B

CURTISS-WRIGHT CORPORATION
2014 OMNIBUS INCENTIVE PLAN

Curtiss-Wright Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2014 Omnibus Incentive Plan (the “Plan”).

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3. “Board” shall mean the board of directors of the Company.

2.4. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5. “Committee” shall mean the Compensation Committee of the Board for purposes of Employee awards and the Director & Governance Committee for purposes of Non-employee Director Awards or any subcommittee thereof formed by the Committees to act as the respective Committee hereunder. Each Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.6. “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

2.7. “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.8. “Director” shall mean a member of the Board who is not an employee.

2.9. “Dividend Equivalents” shall have the meaning set forth in Section 12.6.

2.10. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.11. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12. “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on

B-1

such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.13. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.14. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15. “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.16. “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.17. “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.18. “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.19. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.20. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.21. “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22. “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23. “Prior Plans” shall mean, collectively, the Company’s 2005 Omnibus Long-Term Incentive Plan and the 2005 Non-Employee Director Plan.

2.24. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.28. “SEC” means the Securities and Exchange Commission.

2.29. “Shares” shall mean the shares of common stock of the Company, par value $1.00 per share.

2.30. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.31. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

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2.32. Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.33. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 2,400,000 Shares shall be authorized for Awards granted under the Plan less one (1) Share for every one (1) Share granted under any Prior Plan after December 31, 2013 and prior to the effective date of the Plan. After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under any Prior Plan.

(b) If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan or (ii) after December 31, 2013 any Shares subject to an award under any Prior Plan are forfeited, an award under any Prior Plan expires or otherwise terminates without issuance of such Shares, or an award under any Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the Shares subject to such award (including on payment in Shares on exercise of a stock appreciation right), then in each such case the Shares subject to the Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for-one basis.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. In the event that after December 31, 2013 (i) any option or award any Prior Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations on grants to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

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3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

3.3. Limit on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary and excluding any Award made pursuant to Section 8.5, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year shall not exceed $150,000; provided, however, that the limitation of this Section shall be $250,000 in the first year a person becomes a Director.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Director & Governance Committee and the Board of Directors.

(c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

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5. OPTIONS

5.1. Grant. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2. Award Agreements. All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

5.5. Vesting of Options. Unless otherwise provided in an Award Agreement, any Option granted under the Plan shall vest and become exercisable as to 33-1/3% of the Shares subject thereto on each of the first three anniversaries of the date the Option is granted, in each case so long as the Participant continues to be employed by or provide services to the Company or any of its Subsidiaries on the relevant vesting date.

5.6. Exercise of Options. (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the

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exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise and payment of the purchase price shall be made by physical or electronic delivery as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.7. Form of Settlement. In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.8. Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 2,400,000 Shares, subject to adjustment as provided in Section 12.2.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Vesting. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion. Unless otherwise provided in an Award Agreement, any Share Appreciation Rights granted under the Plan shall vest and become exercisable as to 33-1/3% of such Share Appreciation Rights on each of the first three anniversaries of the date the Share Appreciation Rights are granted, in each case so long as the Participant continues to be employed by or provide services to the Company or any of its Subsidiaries on the relevant vesting date.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

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(d) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock

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Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash-denominated amount that is subject to such restrictions shall earn interest and at what rate. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4. Vesting Period. Restricted Stock Awards and Restricted Stock Unit Awards shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from the date of grant if subject to the achievement of performance objectives. Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to (i) grants to new hires to replace forfeited awards from a prior employer, (ii) grants in payment of Performance Awards and other earned cash-based incentive compensation, (iii) Substitute Awards, (iv) the death, disability or retirement of the Participant, (v) a Change in Control (as defined in Section 11.3) or (vi) special circumstances determined by the Committee. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards or Restricted Stock Unit Awards granted to Directors or Consultants.

7.5. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8. OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited. Other Share-Based Awards may be subject to vesting restrictions during the Vesting Period as specified by the Committee.

8.3. Minimum Vesting Period. Other Share-Based Awards shall have a Vesting Period of not less than (i) three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary and (ii) one (1) year from the date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee’s discretion in the event of a Change in Control (as defined in Section 11.3) or the termination of the Participant’s service with the Company and its Subsidiaries. Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to (i) grants to new hires to

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replace forfeited awards from a prior employer, (ii) grants in payment of Performance Awards and other earned cash-based incentive compensation, (iii) Substitute Awards, (iv) the death, disability or retirement of the Participant or (v) special circumstances determined by the Committee. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m) except as otherwise determined by the Committee to be appropriate under the circumstances. The minimum Vesting Period requirements of this Section shall not apply to Other Share-Based Awards granted to Directors or Consultants.

8.4. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.5. Deferral of Director Fees. Directors shall be eligible to elect to defer their fees or retainers and receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual retainer, any chairman retainer, or meeting fees. In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units or deferred cash in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units or cash.

9. PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than three years nor longer than five years unless the Award is not payable in Shares. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

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10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is or may be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Goals. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: total stockholder return; stock price appreciation; comparisons with stock market indices; net income; operating income; net operating profit; earnings per share; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; operating income; asset reduction; cost reduction; market share; economic value-added models; return on investment; return on invested capital; return on sales; return on equity; return on assets; return on capital employed; cash flow; cash flow per share; and new product releases. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals (and any exclusions) shall (i) be set by the Committee prior to the earlier of (i) 90 days after the commencement of the applicable Performance Period and the expiration of 25% of the Performance Period, and (ii) otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

10.3. Adjustments; Certification. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances. The Committee must certify, in writing the amount of the Award for each Participant for such Performance Period before payment of the Award is made.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5. Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 2,000,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 2,000,000 Shares may be earned for each twelve (12) months in the vesting period or Performance Period. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than may $5,000,000 may be earned for each twelve (12) months in the Performance Period. Each of the limitations in this section

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shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section).

11. CHANGE IN CONTROL PROVISIONS

11.1. Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2. Assumption or Substitution of Certain Awards. (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock

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Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c) The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3. Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events (provided, however, that except with respect to paragraph (d) below, any definition of Change in Control in an Award Agreement may not provide that a Change in Control will occur prior to consummation or effectiveness of a change in control of the Company and may not provide that a Change in Control will occur upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company):

(a) An acquisition (other than directly from the Company) of any common stock of the Company (“Common Stock”) or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of (i) the then outstanding shares of Common Stock, (ii) the combined voting power of the Company’s then outstanding Voting Securities or (iii) the voting power to elect a majority of the Board; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control; provided, further, however, that with respect to any acquisition of Beneficial Ownership by Unitrin Inc. (“Unitrin”), the reference to thirty percent (30%) in this Section 11.3 shall be deemed to be forty-five percent (45%) for purposes of Unitrin. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Subsidiary Entity”) (ii) the Company or its Subsidiary Entities, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

(b) During any twenty-four (24) month period, the individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other

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than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(c) The consummation of:

(i) A merger, consolidation or reorganization to which the Company is a party or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where

(A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the combined voting power of the outstanding voting securities of the Surviving Corporation, and

(C) no Person other than (i) the Company, (ii) any Subsidiary Entity, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Subsidiary Entity, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or common stock of the Company, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities or its common stock.

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary Entity or a distribution to the Company’s shareholders).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Company which, by reducing the number of shares of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of shares of Common Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional shares of Common Stock or Voting Securities which increases the percentage of the then outstanding shares of Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the

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types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2 to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2, (f) add performance goals to Section 10.2 or (g) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3. Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4. Termination of Employment or Services. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5. Deferral. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.

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12.6. Dividend Equivalents. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

12.7 No Pledging or Hedging. All Shares from Awards are subject to the prohibitions in the Company’s policies on hedging of Shares (including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds) and pledging of Shares (including holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan).

13. MISCELLANEOUS

13.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant

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shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

(a) In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines that based on the results of the restatement, a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

(b) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the

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provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.

13.10. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14. Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16. No Registration Rights; No Right to Settle in Cash. The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a)

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the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17. Data Privacy. As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

13.18. Indemnity. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.19. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.